UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-04973

Exact name of registrant as specified in charter:	Voyageur Insured Funds

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	August 31

Date of reporting period:	August 31, 2008

Item 1. Reports to Stockholders

Annual report

Delaware Tax-Free Arizona Fund Delaware Tax-Free California Fund Delaware Tax-Free Colorado Fund Delaware Tax-Free Idaho Fund Delaware Tax-Free New York Fund

August 31, 2008

Fixed income mutual funds

Table of contents

Portfolio management review	1

Performance summaries	12

Disclosure of Fund expenses	28

Sector allocations and credit quality breakdowns	31

Statements of net assets	36

Statements of operations	70

Statements of changes in net assets	72

Financial highlights	82

Notes to financial statements	112

Report of independent registered public accounting firm	124

Other Fund information	126

Board of trustees/directors and officers addendum	132

About the organization	140

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management
Business Trust, which is a registered investment advisor.

© 2008 Delaware Distributors, L.P.

All third-party trademarks cited are the property of their respective owners.

Portfolio management review
Delaware multi-state funds	Sept. 9, 2008

The managers of Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Colorado Fund, Delaware Tax-Free Idaho Fund, and Delaware Tax-Free New York Fund provided the answers to the questions below as a review of the Funds’ activities for the fiscal year that ended Aug. 31, 2008. Bonds mentioned throughout the portfolio management review are rated by either Moody’s or Standard & Poor’s unless otherwise noted.

What was the market environment for tax-free investments during the fiscal year ended Aug. 31, 2008?

The annual period presented an extraordinarily difficult investment environment. The fiscal year began with a credit crisis triggered by a deepening slump in U.S. home prices coupled with a rising rate of home foreclosures. During the year, the crisis evolved through several stages. It affected all facets of the fixed income markets, including investment grade credit, high yield bonds, bank loans, mortgages, and municipal bonds. Within the municipal bond market, several events outlined below had major ramifications for portions of the market, specifically monoline insured bonds and auction rate securities.

The first phase of the crisis began just prior to Aug. 31, 2007, but its initial impact on the municipal market was related to liquidity — or the degree to which securities can be converted to cash — rather than credit. Investment banks were in the midst of their first round of asset write-downs and, as a result, their ability to deploy capital was constrained. Many dealers held back inventory and were less willing to inject liquidity into the municipal market.

What began as a liquidity issue early during the period, though, evolved into a full-blown credit crisis in November. Concerns grew stronger regarding credit ratings of the monoline insurers, the companies that underwrite insurance for much of the debt that municipalities issue. In recent years, these insurance companies have sought faster growth by insuring new and different types of investments, including the structured investment vehicles that many believe are at the root of the credit crisis. At that time, several AAA-rated insurance providers were warned by the ratings agencies that they may be required to increase their capital levels to maintain top-tier ratings. The fears surrounding insurer credit ratings increased outflows from the municipal bond market. We believe the credit warnings prompted already wary municipal bond investors to reevaluate credit ratings on what many had considered to be safe investments.

Early 2008 brought another round of bad news for municipal bond investors, triggered by downgrades of several bond insurers from their valued AAA-rated status. These downgrades set up an unwinding of tender option bonds and disrupted the auction process for auction rate securities (ARS), which led to a complete breakdown of the $1 billion-plus ARS market. Tender option bonds are complicated synthetic derivatives that allow owners to borrow at a short-term rate and reinvest the proceeds in higher-yielding, longer-term bonds. Auction rate securities are long-term securities for which the interest rate is reset at frequent auctions, often held every 35 days or less.

Failed auctions, or those without enough buyers willing to purchase the number of

The views expressed are current as of the date of this report and are subject to change.
Data for this portfolio management review were provided by Bloomberg unless otherwise noted.

Portfolio management review
Delaware multi-state funds

shares sold at the auction, made headlines during the period. The failures forced investors, who may have originally viewed the auction process as a source of short-term liquidity, into holding the long-term bond instead. The fears stoked by these issues created further havoc in an already beaten-down municipal bond market.

During the summer of 2008, the fixed income markets experienced a brief period in which investors seemed to focus once again on economic fundamentals — in this case the battle between heightened inflation expectations on one hand and deteriorating economic conditions on the other. The inflation fears were driven by spiking commodity prices, oil in particular. The crumbling housing market and weak employment data were the key statistics on the slow growth side. However, the brief focus on fundamentals was interrupted by another round of financial institution write-downs and further credit downgrades of the monoline insurers. The markets refocused on the credit crisis. More and more, insured municipal bonds began to trade based upon the underlying issuer’s credit rating, not the credit rating that the insurance would have warranted at one time.

On the bright side, retail investors have consistently been strong buyers of tax-exempt bonds. Flows into tax-exempt municipal bond funds were strong, particularly during calendar year 2008. Based on data collected weekly by AMG Data Services, municipal bond funds received positive flows in all but two weeks between January and the end of August, and often the flows were in excess of $500 million. (Source: Merrill Lynch.)

What was your strategy within such a difficult investment environment?

Throughout the year, we remained true to our overall investment strategy, which is to focus on income generated through a bottom-up, security-by-security selection process, utilizing our strengths in credit and trading. At the same time, we focused on balancing our core investment philosophy with a tactical positioning of our investment portfolios, given the tenuous credit environment.

We trimmed holdings with 20 or more years to maturity in favor of a greater investment in bonds with 2- to 10-year maturities throughout many of our funds. As gauged by the returns of the Lehman Brothers Municipal Bond Index, bonds with 2- to 10-year maturities outperformed the long-maturity end of the yield curve for the fiscal year. (At its most basic, a yield curve is a simple graph that depicts the interest rates of bonds. The graph shows bonds that are of equal quality but have different maturity dates.)

We also increased many funds’ exposures to refunded bonds, also known as prerefunded bonds, during the year. Prerefunded bonds were among the better-performing bonds within the municipal market. They face less credit risk than most bond issues because they are backed by the proceeds of the second bond issue, which typically consists of U.S. Treasury securities.

The municipal market underwent some shifts during the period as a result of the credit events we described. First, the monoline insurers covered fewer new issues. The number of insured bonds, which had hovered at about 50% of all bonds for the last 10 years, declined to less than 10% of new issuance during the final months of the period, according to Citigroup Global Markets. This shift resulted in a more normalized municipal market, with more bonds trading based on their individual credit metrics, not the AAA rating of their former insurers.

A second shift involved the mix of buyers supporting the market. Traditional players, including retail — direct and via mutual funds — and property-and-casualty insurers, once again seemed to be the most active participants. Nontraditional municipal bond buyers, such as dealer arbitrage desks, began to play a diminished role as the liquidity squeeze constrained their capital. But even in a lesser role, these buyers affected the market. Periodically, when municipals were particularly cheap relative to Treasury bonds, the market received an active bid from these traders, which drove prices higher.

Broadly speaking, the troubles that plagued the monoline insurers during the year have affected credit spreads. Historically, bonds that would have been rated A and BBB on their own had usually come to market with higher ratings because they had been covered by high-quality insurance coverage. Now, as the vast majority of bonds are not insured, the supply of these mid- and low-investment grade bonds has expanded and spreads have widened. While the transition has been difficult, we believe the resulting market environment should favor our investment style. Given our emphasis on research and relative-value trading, we believe that our funds are well positioned for these new market dynamics.

Delaware Tax-Free Arizona Fund

How did the Fund perform versus its benchmark index?

Delaware Tax-Free Arizona Fund returned +2.78% at net asset value and -1.83% at maximum offer price (both figures represent Class A shares with all distributions reinvested) for the year ended Aug. 31, 2008. The Fund’s performance benchmark, the Lehman Brothers Municipal Bond Index, returned +4.48%.

For complete, annualized performance for Delaware Tax-Free Arizona Fund, please see the table on page 12.

What affected Fund performance?

Like that of much of the nation, Arizona’s housing market softened significantly. However, the state’s economic growth continued to outpace the nation’s, particularly in the areas of tourism, high tech, aerospace, and defense. Tourism-related jobs are now a significant component of the state’s service sector and wholesale/retail trade employment. The state has benefited in recent years from its aerospace and defense manufacturing. Total nonfarm payroll increased 0.1% year-over-year for the quarter ending March 31, 2008, according to the Nelson Rockefeller State Revenue Report #72. Despite personal income growth rates higher than the national rate, the state’s personal income remained below the national level, as reported by Moody’s. Arizona’s unemployment rate, at 4.8% as of June 2008, also remained below the national rate of 5.6% reported by the U.S. Labor Department.

Total revenue collections in the first seven months of fiscal 2008 were 5% below previous-year collections and 10.5% below forecast figures. Individual income tax declines corresponded to a 5% income tax cut granted

Portfolio management review
Delaware multi-state funds

for fiscal years 2007 and 2008. Budget gaps for 2009 now range from $1.9 to $2.2 billion according to the National Conference of State Legislatures State Budget Update.

Through the first seven months of 2008, national issuance declined 1.3% to total $259.8 billion. However, Arizona issuance increased to a total of $5.9 billion, according to Bond Buyer.

We employed tactical shifts in the Fund’s allocation throughout the year to adapt to the ongoing difficult conditions within the municipal bond markets. For example, as mentioned, we reduced by approximately 20% the Fund’s exposure to bonds with 20 or more years to maturity. To a large extent, we replaced these holdings with shorter-maturity bonds — typically high grade securities in the 5- to 15-year range. The Fund’s exposure to AAA-rated bonds declined; this was primarily due to the downgrades of the monoline insurers. In place of the diminished AAA exposure, Fund exposure to AA- and BBB-rated paper grew. We replaced some of the Fund’s BBB-rated bonds that had longer maturities with similarly rated bonds in the 7- to 9-year range. The Fund’s purchase of Scottsdale Water and Sewer bonds that were rated AAA and Aa1 provides a good example of our strategy during the year, as these bonds were highly rated and in the belly of the yield curve.

The top-performing bonds in Delaware Tax-Free Arizona Fund during the year generally came from the belly of the yield curve. For example, a AAA-rated, prerefunded bond that matures in 2012 issued by the Southern Arizona Capital Facility contributed to Fund performance. Though bonds in the 5- to 15-year range performed best, certain credits with longer maturities also added to Fund performance. Bonds that mature in 2032 issued to fund development in the city of Flagstaff, Ariz., for example, also added to Fund performance.

Broadly speaking, the Fund’s worst performers included bonds with 20 or more years to maturity as well as those that experienced ratings downgrades after having lost their insurance coverage. Due to the problems that the monoline insurers faced throughout much of the year, Fund exposure to AAA-rated bonds declined from 77% to 23%.

Among these downgraded bonds was a long-term (matures in 2029) industrial development revenue (IDR) bond issued by Maricopa County for the Arizona Public Service Company to raise funds for pollution control and prevention. This bond was backed by Ambac, a monoline insurance company, and has a published rating of AA. Yet investors in many cases began to ignore what they perceived as a high rating due to a bond carrying insurance, because they did not believe in the abilities of the underlying insurer. This bond’s underlying ratings are Baa2 and BBB- by Moody’s and S&P, respectively.

IDR bonds are municipal debt securities issued by a government agency on behalf of a private sector company and intended to build or acquire factories or other heavy equipment and tools.

Delaware Tax-Free California Fund

How did the Fund perform versus its benchmark index?

Delaware Tax-Free California Fund returned +2.21% at net asset value and -2.41% at maximum offer price (both figures represent Class A shares with all distributions reinvested) for the fiscal year ended

Aug. 31, 2008. The Fund’s performance benchmark, the Lehman Brothers Municipal Bond Index, returned +4.48%.

For complete, annualized performance for Delaware Tax-Free California Fund, please see the table on page 15.

What affected Fund performance?

California enjoys a large and diverse economy that in many ways mirrors that of the nation. The high rate of personal income, which generally comes from capital gains and options, makes the state tax revenue system vulnerable to small shifts in income levels of high earners. The state has been hard hit by the national housing slowdown. Median home sale prices in the first quarter of 2008 were down 20%, versus only 6% in the nation. Also in the first quarter of 2008, housing permits were down 47% on a year-over-year basis, according to Moody’s. Since the 2001 recession, state employment growth roughly mirrored or exceeded national levels. Numbers reported by the state show that employment grew by 1.1% in 2007. As of June 2008, the state’s unemployment rate had grown to 6.9%, higher than the national rate of 5.6% reported by the U.S. Labor Department. Sectors showing recent unemployment weakness were financial activities, construction, and retail trade.

In fiscal 2007, tax revenue receipts came in 3.4% below original budget projections but 0.8% above final estimates due to lower-than-expected personal income tax and sales tax — based on State Controller Statement of Cash Receipts reports. Already two months into the new fiscal year and lawmakers face the problem of closing an estimated $15 billion gap in the budget. Most of the budget gap is due to weak sales and income taxes.

Through the first seven months of 2008, national issuance declined 1.3% to total $259.8 billion. California issuance decreased 10% to total $40.8 billion, according to Bond Buyer.

We employed tactical shifts in the Fund’s asset allocation throughout the year to adapt to ongoing difficult conditions within the municipal bond markets. For example, as mentioned, we significantly reduced the Fund’s exposure to securities with 20 or more years to maturity. These holdings went from slightly more than 68% of the Fund’s holdings at the beginning of the Fund’s fiscal year to 41% at the end of the period. We replaced these holdings with high-grade, shorter-maturity bonds in the 5- to 15-year range. We also increased the Fund’s exposure to refunded bonds (also known as prerefunded bonds), as well as general obligation bonds during the year. Prerefunded bonds were among the better-performing bonds within the municipal market due to their low-risk profile. They face less credit risk than most bond issues because they are backed by the invested debt proceeds of a second bond issue, which typically consist of U.S. Treasury securities.

The Fund’s best-performing bonds were those that were refinanced during the year to take advantage of the lower interest-rate environment. Existing bondholders benefit from refinancing situations as their bonds transition from being longer maturities secured by system revenues, to bonds with shorter call dates secured by escrowed U.S. government securities. Examples of such bonds include a California general obligation bond prerefunded to its 7-year call date as well as revenue bonds issued to fund the Sacramento International Airport. These bonds’ high-grade credit quality and prized place in the belly of the yield curve also contributed to their price appreciation during the year.

Portfolio management review
Delaware multi-state funds

Bonds with longer maturity dates, as well as those of a lower credit quality, were among the Fund’s worst-performers. Two of the five worst performing credits were tax increment financing, or TIF, bonds. Municipalities use TIF bonds to encourage private investment and development in targeted areas by capturing the increased tax revenue generated by the private development and using the tax revenues to pay for public improvements and infrastructure necessary to enable such development. During the period, the state’s TIF bonds were negatively impacted by the severity of the decline of the California housing market. An unrated (20-plus-year) TIF bond issued by the city of Roseville, Calif., was one of the Fund’s weaker performers. We continued to watch this sector through the year, and did modestly reduce Fund exposure to TIFs. Based upon our credit surveillance, we continue to hold the Roseville position.

Delaware Tax-Free Colorado Fund

How did the Fund perform versus its benchmark index?

Delaware Tax-Free Colorado Fund returned +3.38% at net asset value and -1.31% at maximum offer price (both figures represent Class A shares with all distributions reinvested) for the year ended Aug. 31, 2008. The Fund’s performance benchmark, the Lehman Brothers Municipal Bond Index, returned +4.48%.

For complete, annualized performance for Delaware Tax-Free Colorado Fund, please see the table on page 18.

What affected Fund performance?

Colorado’s economy continued to show modest, resilient growth despite growing evidence that the national economy could lapse into recession. However, recent economic data suggest that Colorado could experience a mild slowdown, in our opinion. Colorado’s employment growth is expected to slow to 1.4% in 2008 after rising 2% last year. In 2007, the State’s unemployment rate was 3.8%. While it rose to 5.1% in June 2008, it was still below the national level of 5.6% reported by the U.S. Labor Department. For the fiscal year, General Fund revenues are projected to increase 3.4%, while the governor’s fiscal 2009 budget requests the maximum permissible 6% increase in General Fund appropriations, according to the Office of State Planning and Budgeting.

Through the first seven months of 2008, national issuance declined 1.3% to total $259.8 billion. Colorado issuance increased 2.3% to total $5.5 billion, as reported by Bond Buyer.

We employed tactical shifts in the Fund’s allocation throughout the year to adapt to the ongoing difficult conditions within the municipal bond markets. For example, as mentioned, we significantly reduced the Fund’s exposure to securities with 20 or more years to maturity. These holdings went from 55% of the Fund’s holdings at the beginning of the Fund’s fiscal year to 38% at the end of the period. We replaced these holdings with shorter-maturity bonds — typically those found in the 3- to 10-year range. In particular, we sold some of the Fund’s positions in longer-term BBB-rated bonds, and replaced them with similarly rated bonds with shorter maturities. In addition, we increased the Fund’s exposure to refunded bonds (also known as prerefunded bonds) during the year. Prerefunded bonds were among the better-performing bonds within the municipal market due to their low risk profile. They face less credit risk than most bond issues because they are backed by the invested debt proceeds of a second bond issue, which typically consist of U.S. Treasury securities.

All five of the Fund’s top-performing bonds were refinanced during the year. For example, a Colorado School of Mines revenue bond was refinanced in September 2007. The bond’s price improved as it went from a long bond (due in 2037), secured by university revenues, to one being called in 2012 and secured by escrowed U.S. government securities. This bond was one of the Fund’s best performers.

Although we aggressively reduced Fund positions in longer-maturity bonds, the Fund’s remaining exposure to bonds with 20 or more years to maturity declined the most among its holdings. Poor performance among bonds that experienced credit downgrades as a direct result of their insurer being downgraded was also a theme throughout the year. Bonds issued to fund the Denver International Airport, for example, performed particularly poorly. This bond, which was insured by XL Capital Assurance, was downgraded during the year — from an AAA rating that reflected the insurer’s credit strength earlier during the fiscal period, to A1 and A+ by Moody’s and S&P, respectively — ratings that now reflect the credit strength of the underlying airport revenue bonds themselves.

Delaware Tax-Free Idaho Fund

How did the Fund perform versus its benchmark index?

Delaware Tax-Free Idaho Fund returned +3.93% at net asset value and -0.74% at maximum offer price (both figures represent Class A shares with all distributions reinvested) for the year ended Aug. 31, 2008. The Fund’s performance benchmark, the Lehman Brothers Municipal Bond Index, returned +4.48%.

For complete, annualized performance for Delaware Tax-Free Idaho Fund, please see the table on page 21.

What affected Fund performance?

Idaho’s economy has expanded and diversified in recent years, benefiting from population growth. The state has seen particular growth in the technology sector, including both manufacturing and tech-related services. According to Moody’s, an above average dependence on the natural resources sector persists despite the state’s progress in diversifying its economy. Employment and income growth has slowed, following a period of record growth from 2003 to 2007, though state economists anticipate that growth should continue to outpace the nation overall (source: S&P). As of June 2008, the state’s unemployment rate of 3.8% was well below the national unemployment rate of 5.6% reported by the U.S. Labor Department. The fiscal 2009 budget anticipates a 3.4% increase in General Fund revenues versus a 6.3% increase in expenditures, resulting in a lower projected ending fund balance.

Through the first seven months of 2008, national issuance declined to a total of $259.8 billion. Idaho issuance decreased 20% to total $557.5 million, according to Bond Buyer.

We employed tactical shifts in the Fund’s asset allocation throughout the year to adapt to the ongoing difficult conditions within the municipal bond markets. Though the

Portfolio management review
Delaware multi-state funds

Fund was not heavily exposed to bonds with maturities of 20 or more years, we further pared back its exposure to securities there by 6%. We replaced these holdings with shorter maturity bonds — typically high grade bonds in the 3- to 6-year range. We also increased the Fund’s exposure to refunded (also known as prerefunded) bonds as well as local general obligation bonds during the year. Prerefunded bonds were among the better-performing bonds within the municipal market due to their low risk profile. They face less credit risk than most bond issues because they are backed by the invested debt proceeds of a second bond issue, which typically consists of U.S. Treasury securities.

In general, high grade bonds that fell within the belly of the curve (particularly those with maturities of 5 to 8 years) performed well during the period. Bonds that were refinanced during the year also added to Fund performance. A bond issued to fund Canyon County School District, maturing in 2020, is one example. This bond was refinanced in April 2008 and is now being called on its first call date (in 2012) and secured by escrowed U.S. government securities.

Among the Fund’s weaker performers were long housing bonds issued by the Idaho Housing and Finance Association. The housing bond sector was one of the worst performing sectors within the municipal market as measured by the Lehman Brothers Municipal Bond Index. The housing bond sector was impacted by recent legislation aimed to support the housing market. Part of the bill allowed municipal housing agencies to increase their issuance and allowed new issues to be exempt from the alternate minimum tax. Spreads for existing housing bonds widened in the aftermath.

Low grade bonds with 20 or more years to maturity were also noteworthy for their poor performance. Though we reduced the Fund’s exposure to bonds that were further out along the yield curve, these holdings were victims of the volatile market environment.

Delaware Tax-Free New York Fund

How did the Fund perform versus its benchmark index?

Delaware Tax-Free New York Fund returned +4.04% at net asset value and -0.68% at maximum offer price (both figures represent Class A shares with all distributions reinvested) for the year ended Aug. 31, 2008. The Fund’s performance benchmark, the Lehman Brothers Municipal Bond Index, returned +4.48%.

For complete, annualized performance for Delaware Tax-Free New York Fund, please see the table on page 24.

What affected Fund performance?

New York’s economy has picked up in recent years, and the greater New York City area remains its primary growth driver. However, the national economic slowdown has had a significant effect on the state’s economy. New York’s economy relies primarily on the financial and insurance sectors, which account for more than 20% of total state wages (source: S&P). In the past 12 months ending March 2008, the state has seen moderate employment gains across various sectors with non-farm payroll increasing 0.9% compared to national growth of 0.7%, according to the Nelson A. Rockefeller State Revenue Report #72. The unemployment rate for the state of 5.3% as of June 2008 is slightly below the national level of 5.6%, reported by the U.S. Labor Department. In comparison to the enacted Budget Financial

Plan, NYC’s Division of Budget has significantly lowered its projections for tax receipts in each of the four years of the financial plan.

Through the first 7 months of 2008, national issuance declined 1.3% to total $259.8 billion. New York issuance increased 47.1% to total $24.7 billion, according to Bond Buyer.

We employed tactical shifts in the Fund’s asset allocation throughout the year to adapt to the ongoing difficult conditions within the municipal bond markets. For example, we reduced by approximately 20% the Fund’s exposure to securities with 20 or more years to maturity. We replaced a large portion of these holdings with generally high grade shorter maturity bonds in the 5- to 10-year range. Among credit, we reduced the Fund’s exposure to what we consider mid- and low-investment-grade bonds (rated A and BBB) and purchased positions in high grade bonds such as Aa2- and AAA-rated (by Moody’s and S&P, respectively) New York Transitional Finance Authority bonds, which are bonds secured by a dedicated portion of the sales tax in New York City.

Bonds that were refinanced during the year were among the Fund’s better-performing holdings. Existing bondholders benefit from refinancing situations because their bonds are now being called on the first call date and the security behind the call is escrowed a U.S. government security. High-grade bonds (rated AA or better) as well as bonds with 4- to 8-years to maturity also performed well. A revenue bond, issued by the New York State Dormitory Authority and due in 2011, was noteworthy for its positive performance.

Bonds with 20 or more years to maturity, as well as those of a lower credit quality broadly were among the Fund’s worst performing holdings. These bonds were most affected by the flight to quality that occurred throughout virtually the entire annual period. Their prices declined, reflecting the widening credit spreads throughout the period. A Baa3- and BBB-rated (by Moody’s and S&P, respectively) New York City Industrial Development Authority bond issued to fund cargo terminals at John F. Kennedy International Airport, due in 2028, is an example of one such bond. Its price fell during the year as investors required wider spreads for lower credit ratings.

Portfolio management review
Delaware multi-state funds

Fund basics
Delaware Tax-Free Arizona Fund		As of Aug. 31, 2008
Fund objective:	The Fund seeks as high a level of current income exempt from federal income tax and from the Arizona state personal income tax, as is consistent with preservation of capital.
Total Fund net assets:	$140 million
Number of holdings:	88
Fund start date:	April 1, 1991
	Nasdaq symbols	CUSIPs
Class A	VAZIX	928916204
Class B	DVABX	928928639
Class C	DVACX	928916501

Delaware Tax-Free California Fund		As of Aug. 31, 2008
Fund objective:	The Fund seeks as high a level of current income exempt from federal income tax and from the California state personal income tax, as is consistent with preservation of capital.
Total Fund net assets:	$89 million
Number of holdings:	86
Fund start date:	March 2, 1995
	Nasdaq symbols	CUSIPs
Class A	DVTAX	928928829
Class B	DVTFX	928928811
Class C	DVFTX	928928795

Delaware Tax-Free Colorado Fund		As of Aug. 31, 2008
Fund objective:	The Fund seeks as high a level of current income exempt from federal income tax and from the Colorado state personal income tax, as is consistent with preservation of capital.
Total Fund net assets:	$248 million
Number of holdings:	106
Fund start date:	April 23, 1987
	Nasdaq symbols	CUSIPs
Class A	VCTFX	928920107
Class B	DVBTX	928928787
Class C	DVCTX	92907R101

Delaware Tax-Free Idaho Fund		As of Aug. 31, 2008
Fund objective:	The Fund seeks as high a level of current income exempt from federal income tax and from the Idaho state personal income tax, as is consistent with preservation of capital.
Total Fund net assets:	$89 million
Number of holdings:	82
Fund start date:	Jan. 4, 1995
	Nasdaq symbols	CUSIPs
Class A	VIDAX	928928704
Class B	DVTIX	928928746
Class C	DVICX	928928803

Delaware Tax-Free New York Fund		As of Aug. 31, 2008
Fund objective:	The Fund seeks as high a level of current income exempt from federal income tax and from the New York state personal income tax, as is consistent with preservation of capital.
Total Fund net assets:	$19 million
Number of holdings:	51
Fund start date:	Nov. 6, 1987
	Nasdaq symbols	CUSIPs
Class A	FTNYX	928928274
Class B	DVTNX	928928266
Class C	DVFNX	928928258

Performance summaries
Delaware Tax-Free Arizona Fund	Aug. 31, 2008

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data for the most recent month end by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Delaware Tax-Free Arizona Fund prospectus contains this and other important information about the investment company. Please request a prospectus through your financial advisor or by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com. Read the prospectus carefully before you invest or send money.

A rise or fall in interest rates can have a significant impact on bond prices and the net asset value (NAV) of the Fund. Funds that invest in bonds can lose their value as interest rates rise, and an investor can lose principal.

Fund performance	Average annual total returns through Aug. 31, 2008
	1 year	5 years	10 years	Lifetime
Class A (Est. April 1, 1991)
Excluding sales charge	+2.78%	+3.89%	+4.11%	+5.74%
Including sales charge	-1.83%	+2.93%	+3.64%	+5.46%
Class B (Est. March 10, 1995)
Excluding sales charge	+2.10%	+3.11%	+3.48%	+4.64%
Including sales charge	-1.85%	+2.85%	+3.48%	+4.64%
Class C (Est. May 26, 1994)
Excluding sales charge	+2.09%	+3.12%	+3.34%	+4.36%
Including sales charge	+1.11%	+3.12%	+3.34%	+4.36%

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted in the following paragraphs.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

An expense limitation was in effect for all classes during the periods shown in the Fund performance chart above and in the Performance of a $10,000 investment chart on page 14. The current expenses for each class are listed on the chart on page 13. Performance would have been lower had the expense limitation not been in effect.

The Fund offers Class A, B, and C shares. Class A shares are sold with a maximum front-end sales charge of up to 4.50%, and have an annual distribution and service fee of up to 0.25% of average daily net assets.

Class B shares may only be purchased through dividend reinvestment and certain permitted exchanges as described in the prospectus. Please see the prospectus for additional information on Class B purchase and sales charges. Class B shares have a contingent deferred sales charge that declines from 4.00% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets. Please see the prospectus for additional information on Class B purchase and sales charges.

Ten-year and lifetime performance figures for Class B shares reflect conversion to Class A shares after eight years.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets.

Please see the fee table in the prospectus and your financial professional for a more complete explanation of sales charges.

The performance table on page 12 and the graph on page 14 do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Substantially all dividend income derived from tax-free funds is exempt from federal income tax. Some income may be subject to the federal alternative minimum tax that applies to certain investors. Capital gains, if any, are taxable.

Funds that invest primarily in a specific state may be more susceptible to the economic, regulatory, and other factors of that state than funds that invest more broadly.

The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the table below. Management has contracted to reimburse certain expenses and/or waive its management fees from Jan. 1, 2008, through Dec. 31, 2008. Please see the most recent prospectus for additional information on the fee waivers.

Fund expense ratios	Class A	Class B	Class C
Total annual operating expenses	0.90%	1.65%	1.65%
(without fee waivers)
Net expense ratio	0.75%	1.50%	1.50%
(including fee waivers, if any)*
*The applicable fee waivers are discussed on pages 12 and 13.

Performance summaries
Delaware Tax-Free Arizona Fund

Performance of a $10,000 investment
Average annual total returns from Aug. 31, 1998, through Aug. 31, 2008

For period beginning Aug. 31, 1998, through Aug. 31, 2008	Starting value	Ending value
Lehman Brothers Municipal Bond Index	$10,000	$16,096
Delaware Tax-Free Arizona Fund — Class A Shares	$9,550	$14,274

The chart assumes $10,000 invested in the Fund on Aug. 31, 1998, and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. Please see pages 12 and 13 for additional details on these fees.

Performance of other Fund classes will vary due to different charges and expenses. The chart does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares.

The chart also assumes $10,000 invested in the Lehman Brothers Municipal Bond Index as of Aug. 31, 1998. The Lehman Brothers Municipal Bond Index measures the total return performance of the long-term, investment grade tax-exempt bond market. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index.

Past performance is not a guarantee of future results.

Delaware Tax-Free California Fund	Aug. 31, 2008

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data for the most recent month end by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Delaware Tax-Free California Fund prospectus contains this and other important information about the investment company. Please request a prospectus through your financial advisor or by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com. Read the prospectus carefully before you invest or send money.

A rise or fall in interest rates can have a significant impact on bond prices and the net asset value (NAV) of the Fund. Funds that invest in bonds can lose their value as interest rates rise, and an investor can lose principal.

Fund performance	Average annual total returns through Aug. 31, 2008
	1 year	5 years	10 years	Lifetime
Class A (Est. March 2, 1995)
Excluding sales charge	+2.21%	+4.36%	+4.36%	+5.69%
Including sales charge	-2.41%	+3.39%	+3.88%	+5.33%
Class B (Est. Aug. 23, 1995)
Excluding sales charge	+1.34%	+3.56%	+3.73%	+5.31%
Including sales charge	-2.58%	+3.30%	+3.73%	+5.31%
Class C (Est. April 9, 1996)
Excluding sales charge	+1.35%	+3.57%	+3.57%	+4.79%
Including sales charge	+0.37%	+3.57%	+3.57%	+4.79%

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted in the following paragraphs.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Performance summaries
Delaware Tax-Free California Fund

An expense limitation was in effect for all classes during the periods shown in the Fund performance chart on page 15 and in the Performance of a $10,000 investment chart on page 17. The current expenses for each class are listed on the chart below. Performance would have been lower had the expense limitation not been in effect.

The Fund offers Class A, B, and C shares. Class A shares are sold with a maximum front-end sales charge of up to 4.50%, and have an annual distribution and service fee of up to 0.25% of average daily net assets.

Class B shares may only be purchased through dividend reinvestment and certain permitted exchanges as described in the prospectus. Please see the prospectus for additional information on Class B purchase and sales charges. Class B shares have a contingent deferred sales charge that declines from 4.00% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets.

Ten-year and lifetime performance figures for Class B shares reflect conversion to Class A shares after eight years.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets.

Please see the fee table in the prospectus and your financial professional for a more complete explanation of sales charges.

The performance table on page 15 and the graph on page 17 do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Substantially all dividend income derived from tax-free funds is exempt from federal income tax. Some income may be subject to the federal alternative minimum tax that applies to certain investors. Capital gains, if any, are taxable.

Funds that invest primarily in a specific state may be more susceptible to the economic, regulatory, and other factors of that state than funds that invest more broadly.

The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the table below. Management has contracted to reimburse certain expenses and/or waive its management fees from Jan. 1, 2008, through Dec. 31, 2008. Please see the most recent prospectus for additional information on the fee waivers.

Fund expense ratios	Class A	Class B	Class C
Total annual operating expenses	0.97%	1.72%	1.72%
(without fee waivers)
Net expense ratio	0.88%	1.63%	1.63%
(including fee waivers, if any)*
*The applicable fee waivers are discussed on pages 15 and 16.

Performance of a $10,000 investment
Average annual total returns from Aug. 31, 1998, through Aug. 31, 2008

For period beginning Aug. 31, 1998, through Aug. 31, 2008	Starting value	Ending value
Lehman Brothers Municipal Bond Index	$10,000	$16,096
Delaware Tax-Free California Fund — Class A Shares	$9,550	$14,615

The chart assumes $10,000 invested in the Fund on Aug. 31, 1998, and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. Please see page 16 for additional details on these fees.

Performance of other Fund classes will vary due to different charges and expenses. The chart does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares.

The chart also assumes $10,000 invested in the Lehman Brothers Municipal Bond Index as of Aug. 31, 1998. The Lehman Brothers Municipal Bond Index measures the total return performance of the long-term, investment grade tax-exempt bond market. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index.

Past performance is not a guarantee of future results.

Performance summaries
Delaware Tax-Free Colorado Fund	Aug. 31, 2008

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data for the most recent month end by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Delaware Tax-Free Colorado Fund prospectus contains this and other important information about the investment company. Please request a prospectus through your financial advisor or by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com. Read the prospectus carefully before you invest or send money.

A rise or fall in interest rates can have a significant impact on bond prices and the net asset value (NAV) of the Fund. Funds that invest in bonds can lose their value as interest rates rise, and an investor can lose principal.

Fund performance	Average annual total returns through Aug. 31, 2008
	1 year	5 years	10 years	Lifetime
Class A (Est. April 23, 1987)
Excluding sales charge	+3.38%	+4.10%	+3.95%	+6.28%
Including sales charge	-1.31%	+3.15%	+3.48%	+6.05%
Class B (Est. March 22, 1995)
Excluding sales charge	+2.60%	+3.32%	+3.32%	+4.70%
Including sales charge	-1.36%	+3.06%	+3.32%	+4.70%
Class C (Est. May 6, 1994)
Excluding sales charge	+2.60%	+3.32%	+3.18%	+4.45%
Including sales charge	+1.60%	+3.32%	+3.18%	+4.45%

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted in the following paragraphs.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

An expense limitation was in effect for all classes during the periods shown in the Fund performance chart above and in the Performance of a $10,000 investment chart on page 20. The current expenses for each class are listed on the chart on page 19. Performance would have been lower had the expense limitation not been in effect.

The Fund offers Class A, B, and C shares. Class A shares are sold with a maximum front-end sales charge of up to 4.50%, and have an annual distribution and service fee of up to 0.25% of average daily net assets.

Class B shares may only be purchased through dividend reinvestment and certain permitted exchanges as described in the prospectus. Class B shares have a contingent deferred sales charge that declines from 4.00% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets. Please see the prospectus for additional information on Class B purchase and sales charges.

Ten-year and lifetime performance figures for Class B shares reflect conversion to Class A shares after eight years.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets.

Please see the fee table in the prospectus and your financial professional for a more complete explanation of sales charges.

The performance table on page 18 and the graph on page 20 do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Substantially all dividend income derived from tax-free funds is exempt from federal income tax. Some income may be subject to the federal alternative minimum tax that applies to certain investors. Capital gains, if any, are taxable.

Funds that invest primarily in a specific state may be more susceptible to the economic, regulatory, and other factors of that state than funds that invest more broadly.

The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the table below. Management has contracted to reimburse certain expenses and/or waive its management fees from Jan. 1, 2008, through Dec. 31, 2008. Please see the most recent prospectus for additional information on the fee waivers.

Fund expense ratios	Class A	Class B	Class C
Total annual operating expenses	0.96%	1.71%	1.71%
(without fee waivers)
Net expense ratio	0.93%	1.68%	1.68%
(including fee waivers, if any)*
*The applicable fee waivers are discussed on pages 18 and 19.

Performance summaries
Delaware Tax-Free Colorado Fund

Performance of a $10,000 investment
Average annual total returns from Aug. 31, 1998, through Aug. 31, 2008

For period beginning Aug. 31, 1998, through Aug. 31, 2008	Starting value	Ending value
Lehman Brothers Municipal Bond Index	$10,000	$16,096
Delaware Tax-Free Colorado Fund — Class A Shares	$9,550	$14,059

The chart assumes $10,000 invested in the Fund on Aug. 31, 1998, and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. Please see pages 18 and 19 for additional details on these fees.

Performance of other Fund classes will vary due to different charges and expenses. The chart does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

The chart also assumes $10,000 invested in the Lehman Brothers Municipal Bond Index as of Aug. 31, 1998. The Lehman Brothers Municipal Bond Index measures the total return performance of the long-term, investment grade tax-exempt bond market. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index.

Past performance is not a guarantee of future results.

Delaware Tax-Free Idaho Fund	Aug. 31, 2008

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data for the most recent month end by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Delaware Tax-Free Idaho Fund prospectus contains this and other important information about the investment company. Please request a prospectus through your financial advisor or by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com. Read the prospectus carefully before you invest or send money.

A rise or fall in interest rates can have a significant impact on bond prices and the net asset value (NAV) of the Fund. Funds that invest in bonds can lose their value as interest rates rise, and an investor can lose principal.

Fund performance	Average annual total returns through Aug. 31, 2008
	1 year	5 years	10 years	Lifetime
Class A (Est. Jan. 4, 1995)
Excluding sales charge	+3.93%	+4.27%	+4.17%	+5.66%
Including sales charge	-0.74%	+3.32%	+3.69%	+5.31%
Class B (Est. March 16, 1995)
Excluding sales charge	+3.17%	+3.48%	+3.54%	+4.83%
Including sales charge	-0.83%	+3.22%	+3.54%	+4.83%
Class C (Est. Jan. 11, 1995)
Excluding sales charge	+3.16%	+3.49%	+3.40%	+4.83%
Including sales charge	+2.16%	+3.49%	+3.40%	+4.83%

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted in the paragraphs on page 22.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Performance summaries
Delaware Tax-Free Idaho Fund

An expense limitation was in effect for all classes during the periods shown in the Fund performance chart on page 21 and in the Performance of a $10,000 investment chart on page 23. The current expenses for each class are listed on the chart below. Performance would have been lower had the expense limitation not been in effect.

The Fund offers Class A, B, and C shares. Class A shares are sold with a maximum front-end sales charge of up to 4.50%, and have an annual distribution and service fee of up to 0.25% of average daily net assets.

Class B shares may only be purchased through dividend reinvestment and certain permitted exchanges as described in the prospectus. Class B shares have a contingent deferred sales charge that declines from 4.00% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets. Please see the prospectus for additional information on Class B purchase and sales charges.

Ten-year and lifetime performance figures for Class B shares reflect conversion to Class A shares after eight years.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets.

Please see the fee table in the prospectus and your financial professional for a more complete explanation of sales charges.

The performance table on page 21 and the graph on page 23 do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Substantially all dividend income derived from tax-free funds is exempt from federal income tax. Some income may be subject to the federal alternative minimum tax that applies to certain investors. Capital gains, if any, are taxable.

Funds that invest primarily in a specific state may be more susceptible to the economic, regulatory, and other factors of that state than funds that invest more broadly.

The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the table below. Management has contracted to reimburse certain expenses and/or waive its management fees from Jan. 1, 2008, through Dec. 31, 2008. Please see the most recent prospectus for additional information on the fee waivers.

Fund expense ratios	Class A	Class B	Class C
Total annual operating expenses	0.98%	1.73%	1.73%
(without fee waivers)
Net expense ratio	0.85%	1.60%	1.60%
(including fee waivers, if any)*
*The applicable fee waivers are discussed on pages 21 and 22.

Performance of a $10,000 investment
Average annual total returns from Aug. 31, 1998, through Aug. 31, 2008

For period beginning Aug. 31, 1998, through Aug. 31, 2008	Starting value	Ending value
Lehman Brothers Municipal Bond Index	$10,000	$16,096
Delaware Tax-Free Idaho Fund — Class A Shares	$9,550	$14,353

The chart assumes $10,000 invested in the Fund on Aug. 31, 1998, and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. Please see page 22 for additional details on these fees.

Performance of other Fund classes will vary due to different charges and expenses.

The chart does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares.

The chart also assumes $10,000 invested in the Lehman Brothers Municipal Bond Index as of Aug. 31, 1998. The Lehman Brothers Municipal Bond Index measures the total return performance of the long-term, investment grade tax-exempt bond market. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index.

Past performance is not a guarantee of future results.

Performance summaries
Delaware Tax-Free New York Fund	Aug. 31, 2008

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data for the most recent month end by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Delaware Tax-Free New York Fund prospectus contains this and other important information about the investment company. Please request a prospectus through your financial advisor or by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com. Read the prospectus carefully before you invest or send money.

A rise or fall in interest rates can have a significant impact on bond prices and the net asset value (NAV) of the Fund. Funds that invest in bonds can lose their value as interest rates rise, and an investor can lose principal.

Fund performance	Average annual total returns through Aug. 31, 2008
	1 year	5 years	10 years	Lifetime
Class A (Est. Nov. 6, 1987)
Excluding sales charge	+4.04%	+4.50%	+4.42%	+5.97%
Including sales charge	-0.68%	+3.54%	+3.95%	+5.73%
Class B (Est. Nov. 14, 1994)
Excluding sales charge	+3.17%	+3.71%	+3.80%	+4.65%
Including sales charge	-0.82%	+3.45%	+3.80%	+4.65%
Class C (Est. April 26, 1995)
Excluding sales charge	+3.17%	+3.71%	+3.66%	+3.96%
Including sales charge	+2.17%	+3.71%	+3.66%	+3.96%

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted in the following paragraphs.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

An expense limitation was in effect for all classes during the periods shown in the Fund performance chart above and in the Performance of a $10,000 investment chart on page 26. The current expenses for each class are listed on the chart on page 25. Performance would have been lower had the expense limitation not been in effect.

The Fund offers Class A, B, and C shares. Class A shares are sold with a maximum front-end sales charge of up to 4.50%, and have an annual distribution and service fee of up to 0.25% of average daily net assets.

Class B shares may only be purchased through dividend reinvestment and certain permitted exchanges as described in the prospectus. Class B shares have a contingent deferred sales charge that declines from 4.00% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets. Please see the prospectus for additional information on Class B purchase and sales charges.

Ten-year and lifetime performance figures for Class B shares reflect conversion to Class A shares after eight years.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets.

Please see the fee table in the prospectus and your financial professional for a more complete explanation of sales charges.

The performance table on page 24 and the graph on page 26 do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Substantially all dividend income derived from tax-free funds is exempt from federal income tax. Some income may be subject to the federal alternative minimum tax that applies to certain investors. Capital gains, if any, are taxable.

Funds that invest primarily in a specific state may be more susceptible to the economic, regulatory, and other factors of that state than funds that invest more broadly.

The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the table below. Management has contracted to reimburse certain expenses and/or waive its management fees from Jan. 1, 2008, through Dec. 31, 2008. Please see the most recent prospectus for additional information on the fee waivers.

Fund expense ratios	Class A	Class B	Class C
Total annual operating expenses	1.10%	1.85%	1.85%
(without fee waivers)
Net expense ratios	0.85%	1.60%	1.60%
(including fee waivers, if any)*
*The applicable fee waivers are discussed on pages 24 and 25.

Performance summaries
Delaware Tax-Free New York Fund

Performance of a $10,000 investment
Average annual total returns from Aug. 31, 1998, through Aug. 31, 2008

For period beginning Aug. 31, 1998, through Aug. 31, 2008	Starting value	Ending value
Lehman Brothers Municipal Bond Index	$10,000	$16,096
Delaware Tax-Free New York Fund — Class A Shares	$9,550	$14,710

The chart assumes $10,000 invested in the Fund on Aug. 31, 1998, and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. Please see pages 24 and 25 for additional details on these fees.

Performance of other Fund classes will vary due to different charges and expenses. The chart does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

The chart also assumes $10,000 invested in the Lehman Brothers Municipal Bond Index as of Aug. 31, 1998. The Lehman Brothers Municipal Bond Index measures the total return performance of the long-term, investment grade tax-exempt bond market. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index.

Past performance is not a guarantee of future results.

Disclosure of Fund expenses
For the period March 1, 2008 to August 31, 2008

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. These following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2008 to August 31, 2008.

Actual expenses

The first section of the tables shown, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the tables shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Funds’ expenses shown in the tables reflect fee waivers in effect. The expenses shown in each table assume reinvestment of all dividends and distributions.

“Expenses Paid During Period” are equal to the Funds’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Delaware Tax-Free Arizona Fund
Expense analysis of an investment of $1,000

	Beginning	Ending		Expenses
	Account Value	Account Value	Annualized	Paid During Period
	3/1/08	8/31/08	Expense Ratio	3/1/08 to 8/31/08
Actual Fund return
Class A	$1,000.00	$1,049.70	0.75%	$3.86
Class B	1,000.00	1,045.70	1.50%	7.71
Class C	1,000.00	1,045.60	1.50%	7.71
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,021.37	0.75%	$3.81
Class B	1,000.00	1,017.60	1.50%	7.61
Class C	1,000.00	1,017.60	1.50%	7.61

Delaware Tax-Free California Fund
Expense analysis of an investment of $1,000

	Beginning	Ending		Expenses
	Account Value	Account Value	Annualized	Paid During Period
	3/1/08	8/31/08	Expense Ratio	3/1/08 to 8/31/08
Actual Fund return
Class A	$1,000.00	$1,055.80	0.88%	$4.55
Class B	1,000.00	1,051.60	1.63%	8.41
Class C	1,000.00	1,050.80	1.63%	8.40
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,020.71	0.88%	$4.47
Class B	1,000.00	1,016.94	1.63%	8.26
Class C	1,000.00	1,016.94	1.63%	8.26

Disclosure of Fund expenses

Delaware Tax-Free Colorado Fund
Expense analysis of an investment of $1,000

	Beginning	Ending		Expenses
	Account Value	Account Value	Annualized	Paid During Period
	3/1/08	8/31/08	Expense Ratio	3/1/08 to 8/31/08
Actual Fund return
Class A	$1,000.00	$1,043.50	0.93%	$4.78
Class B	1,000.00	1,039.60	1.68%	8.61
Class C	1,000.00	1,039.50	1.68%	8.61
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,020.46	0.93%	$4.72
Class B	1,000.00	1,016.69	1.68%	8.52
Class C	1,000.00	1,016.69	1.68%	8.52

Delaware Tax-Free Idaho Fund
Expense analysis of an investment of $1,000

	Beginning	Ending		Expenses
	Account Value	Account Value	Annualized	Paid During Period
	3/1/08	8/31/08	Expense Ratio	3/1/08 to 8/31/08
Actual Fund return
Class A	$1,000.00	$1,049.50	0.85%	$4.38
Class B	1,000.00	1,045.60	1.60%	8.23
Class C	1,000.00	1,044.60	1.60%	8.22
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,020.86	0.85%	$4.32
Class B	1,000.00	1,017.09	1.60%	8.11
Class C	1,000.00	1,017.09	1.60%	8.11

Delaware Tax-Free New York Fund
Expense analysis of an investment of $1,000

	Beginning	Ending		Expenses
	Account Value	Account Value	Annualized	Paid During Period
	3/1/08	8/31/08	Expense Ratio	3/1/08 to 8/31/08
Actual Fund return
Class A	$1,000.00	$1,043.40	0.85%	$4.37
Class B	1,000.00	1,039.60	1.60%	8.20
Class C	1,000.00	1,039.60	1.60%	8.20
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,020.86	0.85%	$4.32
Class B	1,000.00	1,017.09	1.60%	8.11
Class C	1,000.00	1,017.09	1.60%	8.11

Sector allocations and credit quality breakdowns

As of August 31, 2008

Sector designations may be different than the sector designations presented in other Fund materials.

Delaware Tax-Free Arizona Fund

Sector	Percentage of net assets
Municipal Bonds	98.59%
Corporate Revenue Bonds	1.30%
Education Revenue Bonds	5.15%
Electric Revenue Bonds	5.96%
Escrowed to Maturity Bonds	0.25%
Health Care Revenue Bonds	6.84%
Housing Revenue Bonds	1.81%
Lease Revenue Bonds	11.83%
Local General Obligation Bonds	5.93%
Pre-Refunded Bonds	31.66%
Special Tax Revenue Bonds	7.75%
State General Obligation Bonds	5.68%
Transportation Revenue Bonds	4.59%
Water & Sewer Revenue Bonds	9.84%
Short-Term Investment	0.38%
Total Value of Securities	98.97%
Receivables and Other Assets Net of Liabilities	1.03%
Total Net Assets	100.00%

Credit quality breakdown (as a % of fixed income investments)
AAA	23.47%
AA	54.77%
A	9.14%
BBB	12.62%
Total	100.00%

Sector allocations and credit quality breakdowns

As of August 31, 2008

Sector designations may be different than the sector designations presented in other Fund materials.

Delaware Tax-Free California Fund

Sector	Percentage of net assets
Municipal Bonds	98.96%
Education Revenue Bonds	10.38%
Electric Revenue Bonds	2.14%
Health Care Revenue Bonds	6.67%
Housing Revenue Bonds	8.71%
Lease Revenue Bonds	7.76%
Local General Obligation Bonds	9.47%
Pre-Refunded Bonds	19.88%
Special Tax Revenue Bonds	14.07%
State General Obligation Bonds	9.28%
Transportation Revenue Bonds	3.41%
Water & Sewer Revenue Bonds	7.19%
Total Value of Securities	98.96%
Receivables and Other Assets Net of Liabilities	1.04%
Total Net Assets	100.00%

Credit quality breakdown (as a % of fixed income investments)
AAA	34.58%
AA	22.84%
A	19.35%
BBB	13.85%
Not Rated	9.38%
Total	100.00%

Delaware Tax-Free Colorado Fund

Sector	Percentage of net assets
Municipal Bonds	97.75%
Education Revenue Bonds	13.00%
Electric Revenue Bonds	2.98%
Escrowed to Maturity Bonds	2.31%
Health Care Revenue Bonds	13.65%
Housing Revenue Bonds	2.26%
Lease Revenue Bonds	2.70%
Local General Obligation Bonds	12.71%
Pre-Refunded Bonds	33.47%
Special Tax Revenue Bonds	6.15%
State General Obligation Bonds	4.57%
Transportation Revenue Bonds	2.30%
Water & Sewer Revenue Bonds	1.65%
Short-Term Investments	1.72%
Money Market Instrument	0.39%
Variable Rate Demand Notes	1.33%
Total Value of Securities	99.47%
Receivables and Other Assets Net of Liabilities	0.53%
Total Net Assets	100.00%

Credit quality breakdown (as a % of fixed income investments)
AAA	20.81%
AA	34.05%
A	14.55%
BBB	20.61%
B	0.76%
Not Rated	9.22%
Total	100.00%

Sector allocations and credit quality breakdowns

As of August 31, 2008

Sector designations may be different than the sector designations presented in other Fund materials.

Delaware Tax-Free Idaho Fund

Sector	Percentage of net assets
Municipal Bonds	95.44%
Corporate Revenue Bonds	6.59%
Education Revenue Bonds	10.43%
Escrowed to Maturity Bonds	2.05%
Health Care Revenue Bonds	3.94%
Housing Revenue Bonds	6.16%
Lease Revenue Bonds	5.76%
Local General Obligation Bonds	25.07%
Pre-Refunded Bonds	16.88%
Special Tax Revenue Bonds	7.98%
State General Obligation Bonds	3.13%
Transportation Revenue Bonds	4.92%
Water & Sewer Revenue Bonds	2.53%
Short-Term Investments	1.57%
Money Market Instrument	1.23%
Variable Rate Demand Note	0.34%
Total Value of Securities	97.01%
Receivables and Other Assets Net of Liabilities	2.99%
Total Net Assets	100.00%

Credit quality breakdown (as a % of fixed income investments)
AAA	44.16%
AA	16.60%
A	18.53%
BBB	16.40%
BB	2.78%
Not Rated	1.53%
Total	100.00%

Delaware Tax-Free New York Fund

Sector	Percentage of net assets
Municipal Bonds	97.19%
Corporate Revenue Bonds	6.22%
Education Revenue Bonds	12.31%
Electric Revenue Bonds	0.99%
Health Care Revenue Bonds	9.25%
Housing Revenue Bonds	1.13%
Lease Revenue Bonds	5.83%
Local General Obligation Bonds	3.48%
Pre-Refunded Bonds	23.03%
Special Tax Revenue Bonds	17.19%
State General Obligation Bonds	0.50%
Transportation Revenue Bonds	14.59%
Water & Sewer Revenue Bonds	2.67%
Total Value of Securities	97.19%
Receivables and Other Assets Net of Liabilities	2.81%
Total Net Assets	100.00%

Credit quality breakdown (as a % of fixed income investments)
AAA	29.87%
AA	34.15%
A	15.11%
BBB	14.08%
BB	5.89%
Not Rated	0.90%
Total	100.00%

Statements of net assets
Delaware Tax-Free Arizona Fund	August 31, 2008

	Principal amount	Value
Municipal Bonds – 98.59%
Corporate Revenue Bonds – 1.30%
Maricopa County Pollution Control
(Palo Verde Project) Series A 5.05% 5/1/29 (AMBAC)	$2,000,000	$1,822,320
		1,822,320
Education Revenue Bonds – 5.15%
Arizona State Board of Regents
(University of Arizona) 5.00% 6/1/21	1,255,000	1,332,132
Arizona State University Certificates of Participation
(Research Infrastructure Project)
5.00% 9/1/30 (AMBAC)	3,000,000	3,012,330
Pima County Industrial Development Authority
Educational Revenue (Tucson Country Day School
Project) 5.00% 6/1/37	1,000,000	810,770
South Campus Group Student Housing Revenue
(University of Arizona-South Campus Project)
5.625% 9/1/35 (MBIA)	1,000,000	989,720
Tucson Industrial Development Authority
(University of Arizona-Marshall Foundation)
Series B 5.00% 7/15/27 (AMBAC)	1,000,000	1,004,140
University of Arizona Certificates of Participation
(University of Arizona Project)
Series A 5.125% 6/1/21 (AMBAC)	85,000	86,944
		7,236,036
Electric Revenue Bonds – 5.96%
Energy Management Services (University of Arizona-
Main Campus) 5.25% 7/1/17 (MBIA)	1,500,000	1,602,360
Mesa Utilities System Revenue 5.00% 7/1/18 (FGIC)	2,150,000	2,290,008
Puerto Rico Electric Power Authority Revenue
Series WW 5.00% 7/1/28	1,430,000	1,413,941
Salt River Project Agricultural Improvement &
Power District Electric System Revenue
Series A 5.00% 1/1/22	1,000,000	1,064,400
Series B 5.00% 1/1/31 (MBIA)	2,000,000	2,005,280
		8,375,989
Escrowed to Maturity Bonds – 0.25%
Phoenix Street & Highway User Revenue (Senior Lien)
6.50% 7/1/09 (AMBAC)	350,000	355,425
		355,425

	Principal amount	Value
Municipal Bonds (continued)
Health Care Revenue Bonds – 6.84%
Arizona Health Facilities Authority Revenue
(Banner Health) Series D 5.375% 1/1/32	$1,500,000	$1,475,400
Glendale Industrial Development Authority Hospital
Revenue (John C. Lincoln Health) 5.00% 12/1/42	2,500,000	2,109,000
Maricopa County Industrial Development Authority
Health Facilities Revenue (Catholic Health
Care West) Series A 5.50% 7/1/26	1,000,000	1,007,860
Scottsdale Industrial Development Authority
Hospital Revenue (Scottsdale Health Care)
Series A 5.25% 9/1/30	1,500,000	1,442,670
University Medical Center Hospital Revenue
5.00% 7/1/24	800,000	753,568
5.00% 7/1/35	1,000,000	884,310
Yavapai County Industrial Development Authority
Revenue (Yavapai Regional Medical Center)
Series A 5.25% 8/1/21 (RADIAN)	2,000,000	1,927,240
		9,600,048
Housing Revenue Bonds – 1.81%
Pima County Industrial Development Authority
Single Family Housing Revenue
Series A-1 6.125% 11/1/33
(GNMA) (FNMA) (FHLMC) (AMT)	15,000	15,208
Series B-1 6.10% 5/1/31 (GNMA) (AMT)	45,000	45,612
Yuma Industrial Development Authority
Multifamily Housing Revenue
Series A 6.10% 9/20/19 (GNMA) (AMT)	2,340,000	2,477,358
		2,538,178
Lease Revenue Bonds – 11.83%
Arizona Game & Fish Department &
Community Beneficial Interest Certificates
(Administration Building Project) 5.00% 7/1/32	1,300,000	1,261,156
Marana Municipal Property Facilities Revenue
5.00% 7/1/28 (AMBAC)	575,000	582,107
Maricopa County Industrial Development Authority
Correctional Contract Revenue (Phoenix West Prison)
Series B 5.375% 7/1/22 (ACA)	1,000,000	932,360
Phoenix Industrial Development Authority Lease
Revenue (Capitol Mall II, LLC Project)
5.00% 9/15/28 (AMBAC)	4,000,000	3,984,840

Statements of net assets
Delaware Tax-Free Arizona Fund

		Principal amount	Value
Municipal Bonds (continued)
Lease Revenue Bonds (continued)
	Pinal County Certificates of Participation
	5.00% 12/1/29	$1,300,000	$1,266,681
	5.125% 6/1/21 (AMBAC)	4,675,000	4,791,828
	Puerto Rico Public Buildings Authority Revenue
	(Guaranteed Government Facilities)
	Series D 5.25% 7/1/27	470,000	468,849
	Series D 5.25% 7/1/36	270,000	267,251
	Series I 5.25% 7/1/33	495,000	490,892
	Salt River Project Arizona Agricultural Improvement &
	Power District Certificates of Participation
	5.00% 12/1/18 (MBIA)	1,500,000	1,561,275
	University of Arizona Certificates of Participation
	Series B 5.00% 6/1/31 (AMBAC)	1,000,000	1,005,380
			16,612,619
Local General Obligation Bonds – 5.93%
	Chandler 5.00% 7/1/17	1,935,000	2,146,941
	Cochise County Unified School District #68
	(Sierra Vista) 7.50% 7/1/10 (FGIC)	1,000,000	1,089,850
	Coconino & Yavapai Counties Joint Unified School
	District #9 (Sedona Oak Creek Project of 2007)
	Series A 4.50% 7/1/18 (FSA)	1,520,000	1,621,399
	DC Ranch Community Facilities
	5.00% 7/15/27 (AMBAC)	1,000,000	993,900
Φ	Gila County Unifed School District #10
	(Payson School Improvement-Project of 2006)
	Series A 1.00% 7/1/27 (AMBAC)	1,000,000	997,120
	Maricopa County Unified School District #41
	(Gilbert School Improvement Projects of
	2005 & 2007) 3.25% 7/1/15	1,500,000	1,485,420
			8,334,630
§Pre-Refunded Bonds – 31.66%
	Arizona State Board of Regents Certificates of
	Participation (University of Arizona-Main Campus)
	Series 2000 A-1 5.125% 6/1/25-11 (AMBAC)	1,250,000	1,341,463
	Glendale Industrial Development Authority
	Revenue (Midwestern University)
	Series A 5.875% 5/15/31-11	1,000,000	1,093,260

	Principal amount	Value
Municipal Bonds (continued)
§Pre-Refunded Bonds (continued)
Mesa Industrial Development Authority
Revenue (Discovery Health Systems)
Series A 5.625% 1/1/29-10 (MBIA)	$9,000,000	$9,473,759
Mohave County Community College District
Revenue (State Board of Directors)
6.00% 3/1/20-10 (MBIA)	500,000	529,410
Phoenix Industrial Development Authority Lease
Revenue (Capitol Mall LLC Project)
5.50% 9/15/27-10 (AMBAC)	3,500,000	3,731,734
Phoenix Industrial Development Authority Multifamily
Housing Revenue (Ventana Palms Apartments Project)
Series A 6.20% 10/1/34-09 (MBIA)	940,000	1,001,166
Phoenix Variable Purpose Series B 5.00% 7/1/27-12	2,435,000	2,488,546
Puerto Rico Commonwealth Highway &
Transportation Authority Revenue Series K
5.00% 7/1/35-15	750,000	832,058
5.00% 7/1/40-15	1,590,000	1,763,962
Puerto Rico Commonwealth Public
Improvement Revenue Series A
5.00% 7/1/27-12	1,000,000	1,083,110
5.125% 7/1/31-11	1,705,000	1,839,269
Puerto Rico Commonwealth Revenue
Series B 5.00% 7/1/35-16	2,000,000	2,239,660
Puerto Rico Electric Power Authority Revenue
Series NN 5.00% 7/1/32-13 (MBIA)	1,750,000	1,926,785
Series RR 5.00% 7/1/35-15 (FGIC)	1,545,000	1,722,072
Puerto Rico Public Buildings Authority
Revenue (Guaranteed Government Facilities)
Series D 5.25% 7/1/27-12	1,280,000	1,380,992
Series I 5.25% 7/1/33-14	5,000	5,485
Scottsdale Industrial Development Authority Hospital
Revenue (Scottsdale Health Care)
5.70% 12/1/21-11	500,000	553,455
Scottsdale Municipal Property Corporation Excise Tax
Revenue 5.00% 7/1/21-16	1,505,000	1,674,343
Southern Arizona Capital Facilities Finance
Revenue (University of Arizona Project)
5.10% 9/1/33-12 (MBIA)	3,250,000	3,554,330

Statements of net assets
Delaware Tax-Free Arizona Fund

	Principal amount	Value
Municipal Bonds (continued)
§Pre-Refunded Bonds (continued)
Surprise Municipal Property Excise Tax
Revenue 5.70% 7/1/20-09 (FGIC)	$3,000,000	$3,126,840
University of Arizona Certificates of Participation
(University of Arizona Parking & Student Housing)
5.75% 6/1/19-09 (AMBAC)	1,000,000	1,029,390
(University of Arizona Project)
Series A 5.125% 6/1/21-12 (AMBAC)	915,000	993,187
Series B 5.125% 6/1/22-12 (AMBAC)	1,000,000	1,088,440
		44,472,716
Special Tax Revenue Bonds – 7.75%
Arizona State Transportation Board Excise Tax Revenue
(Maricopa County Regional Area Road Foundation)
5.00% 7/1/19	1,500,000	1,617,045
Arizona Tourism & Sports Authority Tax Revenue
(Multipurpose Stadium Facilities)
Series A 5.00% 7/1/28 (MBIA)	2,500,000	2,522,275
Flagstaff Aspen Place Sawmill Improvement District
5.00% 1/1/32	1,350,000	1,346,220
Marana Tangerine Farm Road Improvement District
Revenue 4.60% 1/1/26	1,000,000	877,770
Mesa Street & Highway Revenue 5.00% 7/1/20 (FSA)	1,000,000	1,078,330
Peoria Municipal Development Authority Transition
Sales Tax, Excise Tax & State Shared Revenue
(Senior Lien and Subordinated Lien) 4.50% 1/1/16	1,000,000	1,066,190
Phoenix Civic Improvement Transition Excise Tax
Revenue (Light Rail Project)
5.00% 7/1/20 (AMBAC)	2,270,000	2,372,014
		10,879,844
State General Obligation Bonds – 5.68%
Puerto Rico Commonwealth Public Improvement
Refunding Series A
5.50% 7/1/17	1,765,000	1,847,196
5.50% 7/1/19	1,300,000	1,359,878
Unrefunded Balance Series A
5.125% 7/1/30 (FSA)	480,000	484,190
5.125% 7/1/31	3,370,000	3,309,677
Virgin Islands Public Finance Authority
(Gross Receipts Taxes) 5.00% 10/1/31 (ACA)	1,000,000	978,510
		7,979,451

	Principal amount	Value
Municipal Bonds (continued)
Transportation Revenue Bonds – 4.59%
Arizona State Transportation Board Grant Anticipation
Notes 5.00% 7/1/14	$1,500,000	$1,654,455
Arizona State Transportation Board Highway
Revenue Series A 5.00% 7/1/23	1,000,000	1,040,990
Phoenix Civic Improvement Corporation Airport
Revenue Series B
5.25% 7/1/27 (FGIC) (AMT)	1,000,000	952,790
5.25% 7/1/32 (FGIC) (AMT)	3,000,000	2,795,400
		6,443,635
Water & Sewer Revenue Bonds – 9.84%
Arizona Water Infrastructure Finance Authority
Revenue (Water Quality) Series A
5.00% 10/1/14	1,500,000	1,663,575
Glendale Water & Sewer Revenue (Senior Lien)
5.00% 7/1/28 (AMBAC)	2,000,000	2,018,680
Phoenix Civic Improvement Corporation
Wastewater Systems Revenue
5.00% 7/1/19 (MBIA)	2,750,000	2,947,615
(Junior Lien) 5.00% 7/1/24 (FGIC)	1,000,000	1,012,590
Phoenix Civic Improvement Corporation Water Systems
Revenue (Junior Lien) 5.00% 7/1/26 (FGIC)	3,750,000	3,799,387
Scottsdale Water & Sewer Revenue
4.00% 7/1/14	175,000	184,399
4.00% 7/1/15	500,000	525,320
4.00% 7/1/16	375,000	392,460
5.25% 7/1/22	1,150,000	1,279,525
		13,823,551
Total Municipal Bonds (cost $136,799,027)		138,474,442

	Number of shares
Short-Term Investment – 0.38%
Money Market Instrument – 0.38%
Federated Arizona Municipal Cash Trust	528,711	528,711
Total Short-Term Investment (cost $528,711)		528,711

Statements of net assets
Delaware Tax-Free Arizona Fund

Total Value of Securities – 98.97% (cost $137,327,738)	$139,003,153
Receivables and Other Assets
Net of Liabilities – 1.03%	1,450,065
Net Assets Applicable to 12,848,954
Shares Outstanding – 100.00%	$140,453,218

Net Asset Value – Delaware Tax-Free Arizona Fund
Class A ($122,027,536 / 11,165,680 Shares)	$10.93
Net Asset Value – Delaware Tax-Free Arizona Fund
Class B ($9,619,840 / 879,635 Shares)	$10.94
Net Asset Value – Delaware Tax-Free Arizona Fund
Class C ($8,805,842 / 803,639 Shares)	$10.96

Components of Net Assets at August 31, 2008:
Shares of beneficial interest (unlimited authorization – no par)	$140,854,589
Accumulated net realized loss on investments	(2,076,786)
Net unrealized appreciation of investments	1,675,415
Total net assets	$140,453,218

f	Step coupon bond. Coupon increases periodically based on a predetermined schedule. Stated rate in effect at August 31, 2008.
§	Pre-Refunded Bonds. Municipals that are generally backed or secured by U.S. Treasury bonds. For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 8 in “Notes to financial statements.”

Summary of Abbreviations:
ACA — Insured by American Capital Access
AMBAC — Insured by the AMBAC Assurance Corporation
AMT — Subject to Alternative Minimum Tax
FGIC — Insured by the Financial Guaranty Insurance Company
FHLMC — Insured by the Federal Home Loan Mortgage Corporation
FNMA — Insured by Federal National Mortgage Association
FSA — Insured by Financial Security Assurance
GNMA — Insured by Government National Mortgage Association
MBIA — Insured by the Municipal Bond Insurance Association
RADIAN — Insured by Radian Asset Assurance

Net Asset Value and Offering Price Per Share –
Delaware Tax-Free Arizona Fund
Net asset value Class A (A)	$10.93
Sales charge (4.50% of offering price) (B)	0.52
Offering price	$11.45

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.
(B)	See the current prospectus for purchases of $100,000 or more.

See accompanying notes

Statements of net assets
Delaware Tax-Free California Fund	August 31, 2008

	Principal amount	Value
Municipal Bonds – 98.96%
Education Revenue Bonds – 10.38%
California Educational Facilities Authority Revenue
(University of the Pacific) Un-Refunded Balance
5.75% 11/1/30 (MBIA)	$310,000	$323,327
(Woodbury University) 5.00% 1/1/36	1,000,000	848,040
California Municipal Finance Authority Educational
Revenue (American Heritage Foundation Project)
Series A 5.25% 6/1/36	1,000,000	868,300
California Statewide Communities
Development Authority Revenue
(California Baptist University Project)
Series A 5.50% 11/1/38	1,000,000	878,490
(Viewpoint School Project) 5.75% 10/1/33 (ACA)	1,000,000	957,120
(Windrush School Project) 5.50% 7/1/37	1,000,000	841,460
California Statewide Communities Development
Authority Student Housing Revenue
(East Campus Apartments, LLC)
Series A 5.625% 8/1/34 (ACA)	1,000,000	963,020
San Diego County Certificates of Participation
(University of San Diego) 5.375% 10/1/41	1,000,000	1,003,640
University of California Revenue (Multiple Purpose Projects)
Series Q 5.00% 9/1/20 (FSA)	1,290,000	1,356,371
Series L 5.00% 5/15/16	225,000	249,581
Series L 5.00% 5/15/19	850,000	920,907
		9,210,256
Electric Revenue Bonds – 2.14%
Chino Basin Regional Financing Authority Revenue
Series A 5.00% 11/1/24 (AMBAC)	845,000	859,247
Southern California Public Power Authority
Transmission Project Revenue Series A 5.00% 7/1/22	1,000,000	1,042,570
		1,901,817
Health Care Revenue Bonds – 6.67%
Association Bay Area Governments Finance
Authority for California Nonprofit Corporations
(San Diego Hospital Association)
Series A 6.125% 8/15/20	1,250,000	1,286,163
California Health Facilities Financing Authority Revenue
(Catholic Health Care West) Series G 5.25% 7/1/23	1,000,000	1,000,170
(The Episcopal Home) Series A
5.30% 2/1/32 (RADIAN)	1,000,000	975,080

	Principal amount	Value
Municipal Bonds (continued)
Health Care Revenue Bonds (continued)
California Infrastructure & Economic Development
Bank Revenue (Kaiser Hospital Associates I, LLC)
Series A 5.55% 8/1/31	$1,000,000	$1,007,130
California Statewide Communities Development
Authority Revenue Series A
(Presbyterian Homes Senior Living) 4.875% 11/15/36	1,000,000	828,980
(Valleycare Health Systems) 5.125% 7/15/31	1,000,000	819,920
		5,917,443
Housing Revenue Bonds – 8.71%
California Housing Finance Agency
Revenue (Home Mortgage)
Series K 5.30% 8/1/23 (AMT)	1,000,000	975,800
Series M 5.95% 8/1/25 (AMT)	1,000,000	1,009,420
California Statewide Communities Development
Authority Multifamily Housing Revenue
(Citrus Gardens Apartments) Series D-1 5.375% 7/1/32	1,800,000	1,752,696
(Silver Ridge Apartments) Series H 5.80% 8/1/33
(FNMA) (AMT)	1,000,000	1,013,150
Palm Springs Mobile Home Park Revenue
(Sahara Mobile Home Park) Series A 5.75% 5/15/37	1,000,000	958,610
Santa Clara County Multifamily Housing Authority
Revenue (Rivertown Apartments Project)
Series A 5.85% 8/1/31 (AMT)	1,000,000	991,970
Ventura County Area Multifamily Housing Authority
Revenue (Glen Oaks Apartments)
Series A 6.35% 7/20/34 (GNMA)	970,000	1,027,928
		7,729,574
Lease Revenue Bonds – 7.76%
California Public Works Board Lease Revenue
(Department of Corrections)
Series A 5.00% 3/1/27 (AMBAC)	1,000,000	1,004,460
Series C 5.25% 6/1/28	1,500,000	1,515,645
Elsinore Valley Municipal Water District
Certificates of Participation Refunding
Series A 5.00% 7/1/24 (BHAC)	1,000,000	1,045,000
Franklin-McKinley School District
Certificates of Participation (Financing Project)
Series B 5.00% 9/1/27 (AMBAC)	1,060,000	1,060,922

Statements of net assets
Delaware Tax-Free California Fund

	Principal amount	Value
Municipal Bonds (continued)
Lease Revenue Bonds (continued)
Puerto Rico Public Buildings Authority Revenue
(Government Facilities) 5.50% 7/1/35 (AMBAC)	$700,000	$732,088
San Diego County Certificates of Participation
5.75% 7/1/31 (MBIA)	1,000,000	1,050,120
^ San Mateo Unified High School District Certificates of
Participation Capital Appreciation (Partnership
Phase I Projects) Series B 5.00% 12/15/43 (AMBAC)	1,000,000	478,190
		6,886,425
Local General Obligation Bonds – 9.47%
^ Anaheim School District Election 2002
4.58% 8/1/25 (MBIA)	1,250,000	507,525
Fairfield-Suisun Unified School District Election 2002
5.50% 8/1/28 (MBIA)	500,000	520,500
Grossmont Union High School District Election of 2004
5.00% 8/1/23 (MBIA)	1,000,000	1,035,440
Lawndale Elementary School District
Series B 5.00% 8/1/32 (FSA)	1,000,000	1,007,390
Los Angeles Unified School District Refunding
Series B 4.75% 7/1/19 (FSA)	1,000,000	1,053,090
Monterey Peninsula Community College District
Election 2002 Series C 4.50% 8/1/19 (FSA)	1,000,000	1,044,740
San Diego Unified School District
Series E 5.00% 7/1/28 (FSA)	2,000,000	2,164,780
Sierra Joint Community College Improvement
District #2 (Western Nevada)
Series A 5.25% 8/1/21 (BHAC) (FGIC)	1,000,000	1,074,240
		8,407,705
§Pre-Refunded Bonds – 19.88%
California Department of Water Resources
Series A 5.375% 5/1/21-12	2,000,000	2,225,080
Series X 5.00% 12/1/29-12 (FGIC)	5,000	5,503
California State
5.00% 2/1/33-14	1,000,000	1,108,140
5.00% 2/1/33-14 (MBIA)	1,000,000	1,103,380
Commerce Joint Powers Financing Authority
Revenue (Redevelopment Projects)
Series A 5.00% 8/1/28-13 (RADIAN)	60,000	66,090

	Principal amount	Value
Municipal Bonds (continued)
§Pre-Refunded Bonds (continued)
Golden State Tobacco Securitization Settlement
Revenue (Asset-Backed Senior Notes) Series B
5.50% 6/1/43-13 (RADIAN)	$1,000,000	$1,101,820
5.625% 6/1/33-13	1,000,000	1,107,300
Oakland Industrial Revenue (1800 Harrison
Foundation) Series B 6.00% 1/1/29-10 (AMBAC)	800,000	843,848
Poway Redevelopment Agency Tax Allocation
5.75% 6/15/33-10 (MBIA)	1,130,000	1,243,418
Puerto Rico Commonwealth Highway & Transportation
Authority Revenue Series K 5.00% 7/1/45-15	1,500,000	1,664,115
Puerto Rico Commonwealth Series B 5.00% 7/1/35-16	1,000,000	1,119,830
Puerto Rico Public Buildings Authority Revenue
(Guaranteed Government Facilities)
Series I 5.50% 7/1/23-14	1,000,000	1,110,040
Riverside County Redevelopment Agency Tax Allocation
(Jurupa Valley Project) 5.25% 10/1/35-11 (AMBAC)	500,000	554,080
Sacramento County Airport System Revenue
Series A 5.00% 7/1/32-12 (FSA)	1,000,000	1,093,430
San Diego County Certificates of Participation
(The Burnham Institute) 6.25% 9/1/29-09	1,000,000	1,054,040
Sequoia Union High School District Election 2001
5.125% 7/1/31-11 (FSA)	1,000,000	1,098,980
Southern California Logistics Airport Authority Tax
Allocation 6.50% 12/1/31-11	1,000,000	1,142,990
		17,642,084
Special Tax Revenue Bonds – 14.07%
Commerce Joint Powers Financing Authority
Revenue (Redevelopment Projects) Un-Refunded
Balance Series A 5.00% 8/1/28 (RADIAN)	940,000	848,519
Culver City Redevelopment Agency Refunding
(Tax Allocation Redevelopment Project)
Series A 5.00% 11/1/25 (AMBAC)	1,000,000	1,002,560
Fremont Community Facilities District #1
(Special Tax Pacific Commons) 5.375% 9/1/36	1,000,000	907,570
Lake Elsinore Public Financing Authority Tax Allocation
Series A 5.50% 9/1/30	1,000,000	988,680

Statements of net assets
Delaware Tax-Free California Fund

	Principal amount	Value
Municipal Bonds (continued)
Special Tax Revenue Bonds (continued)
Lammersville School District Community Facilities
District #2002 (Mountain House) 5.125% 9/1/35	$500,000	$429,680
Modesto Special Tax Community Facilities
District #04-1 Village 2 5.15% 9/1/36 (MBIA)	1,000,000	843,260
Palm Drive Health Care District Parcel Tax
Revenue 5.25% 4/1/30	2,000,000	1,656,520
Poway Redevelopment Agency Tax Allocation
Refunding 5.75% 6/15/33 (MBIA)	270,000	286,432
Poway Unified School District Community Facilities
District #1 Special Tax Refunding
5.00% 10/1/17 (FSA)	1,000,000	1,103,030
Poway Unified School Special Tax District Community
Facilities District #6 5.60% 9/1/33	1,000,000	989,380
Puerto Rico Commonwealth Government Development
Bank Senior Notes Series B 5.00% 12/1/15	1,000,000	1,022,200
Roseville Westpark Special Tax Public Community
Facilities District #1 5.25% 9/1/37	500,000	412,445
San Bernardino County Special Tax Community
Facilities District #2002-1 5.90% 9/1/33	2,000,000	1,996,100
		12,486,376
State General Obligation Bonds – 9.28%
California State
Refunding 5.00% 8/1/18	1,500,000	1,602,000
Refunding 5.00% 11/1/21	1,500,000	1,560,345
Various Purpose 5.50% 11/1/33	2,000,000	2,040,360
California State Veterans
Series BJ 5.70% 12/1/32 (AMT)	640,000	639,910
Puerto Rico Commonwealth Public
Improvement Refunding Series A
5.00% 7/1/16 (Assured Gty)	540,000	577,125
5.25% 7/1/15	1,750,000	1,814,943
		8,234,683

	Principal amount	Value
Municipal Bonds (continued)
Transportation Revenue Bonds – 3.41%
Bay Area Toll Authority Bridge Revenue
Series F 5.00% 4/1/22	$1,000,000	$1,052,730
Port of Oakland Revenue
Series L 5.375% 11/1/27 (FGIC) (AMT)	1,000,000	966,270
San Diego Redevelopment Agency (Centre City
Redevelopment Project) Series A 6.40% 9/1/25	1,000,000	1,011,590
		3,030,590
Water & Sewer Revenue Bonds – 7.19%
California Department of Water Resources Power
Supply Revenue Series H 5.00% 5/1/17	1,000,000	1,093,850
California Department of Water Resources Systems
Revenue (Central Valley Project)
Series A 5.00% 12/1/22	1,000,000	1,070,040
Series A 5.00% 12/1/24	1,000,000	1,058,500
Un-Refunded Balance Series X 5.00% 12/1/29 (FGIC)	995,000	1,004,025
Glendale Water Revenue 4.00% 2/1/18 (FSA)	1,120,000	1,148,828
Metropolitan Water District Southern California
Waterworks Authority Revenue
Series B-1 5.00% 10/1/36 (FGIC)	1,000,000	1,004,860
		6,380,103
Total Municipal Bonds (cost $88,249,374)		87,827,056

Total Value of Securities – 98.96% (cost $88,249,374)		87,827,056
Receivables and Other Assets
Net of Liabilities – 1.04%		926,938
Net Assets Applicable to 8,215,552
Shares Outstanding – 100.00%		$88,753,994

Net Asset Value – Delaware Tax-Free California Fund
Class A ($67,173,685 / 6,221,580 Shares)		$10.80
Net Asset Value – Delaware Tax-Free California Fund
Class B ($6,589,614 / 607,844 Shares)		$10.84
Net Asset Value – Delaware Tax-Free California Fund
Class C ($14,990,695 / 1,386,128 Shares)		$10.81

Statements of net assets
Delaware Tax-Free California Fund

Components of Net Assets at August 31, 2008:
Shares of beneficial interest (unlimited authorization – no par)	$90,504,007
Undistributed net investment income	1,300
Accumulated net realized loss on investments	(1,328,995)
Net unrealized depreciation of investments	(422,318)
Total net assets	$88,753,994

^	Zero coupon security. The rate shown is the yield at the time of purchase.
§	Pre-Refunded Bonds. Municipals that are generally backed or secured by U.S. Treasury bonds. For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 8 in “Notes to financial statements.”

Summary of Abbreviations:
ACA — Insured by American Capital Access
AMBAC — Insured by the AMBAC Assurance Corporation
AMT — Subject to Alternative Minimum Tax
Assured Gty — Insured by the Assured Guaranty Corporation
BHAC — Insured by the Berkshire Hathaway Assurance Company
FGIC — Insured by the Financial Guaranty Insurance Company
FNMA — Insured by Federal National Mortgage Association
FSA — Insured by Financial Security Assurance
GNMA — Insured by Government National Mortgage Association
MBIA — Insured by the Municipal Bond Insurance Association
RADIAN — Insured by Radian Asset Assurance

Net Asset Value and Offering Price Per Share –
Delaware Tax-Free California Fund
Net asset value Class A (A)	$10.80
Sales charge (4.50% of offering price) (B)	0.51
Offering price	$11.31

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.
(B)	See the current prospectus for purchases of $100,000 or more.

See accompanying notes

Delaware Tax-Free Colorado Fund	August 31, 2008

	Principal amount	Value
Municipal Bonds – 97.75%
Education Revenue Bonds – 13.00%
Boulder County Development Revenue
(University Corporation for Atmospheric Research)
5.00% 9/1/33 (MBIA)	$1,000,000	$997,170
5.00% 9/1/35 (AMBAC)	1,000,000	991,210
Colorado Educational & Cultural Facilities Authority Revenue
(Charter School Project) 5.50% 5/1/36 (XLCA)	2,280,000	2,290,830
(Johnson & Wales University Project)
Series A 5.00% 4/1/28 (XLCA)	1,000,000	926,880
(Liberty Common Charter School Project)
5.125% 12/1/33 (XLCA)	2,740,000	2,647,552
(Montessori Districts Charter School Projects)
6.125% 7/15/32	5,590,000	5,479,653
(Pinnacle Charter School Project)
5.00% 6/1/33 (XLCA)	2,170,000	2,060,567
@(Renaissance Charter School Project) 6.75% 6/1/29	2,000,000	1,861,900
(University of Northern Colorado Student Housing
Project) 5.125% 7/1/37 (MBIA)	5,900,000	5,842,535
(Woodrow Wilson Charter School Project)
5.25% 12/1/34 (XLCA)	1,960,000	1,924,210
Colorado School Mines Auxiliary Facilities
Revenue 5.00% 12/1/37 (AMBAC)	425,000	419,815
University of Colorado Enterprise System
Revenue Series A
5.00% 6/1/30 (AMBAC)	3,155,000	3,187,086
5.375% 6/1/26	1,000,000	1,033,360
University of Puerto Rico Revenue
Series Q 5.00% 6/1/36	2,750,000	2,638,268
		32,301,036
Electric Revenue Bonds – 2.98%
Colorado Springs Utilities Revenue
Series A 5.00% 11/15/29	5,000,000	5,033,500
Puerto Rico Electric Power Authority Revenue
Series WW 5.00% 7/1/28	2,400,000	2,373,048
		7,406,548
Escrowed to Maturity Bonds – 2.31%
Colorado Health Facilities Authority Revenue
(Catholic Health Initiatives) Series A 5.50% 3/1/32	5,000,000	5,266,450
Galleria Metropolitan District 7.25% 12/1/09	445,000	459,547
		5,725,997

Statements of net assets
Delaware Tax-Free Colorado Fund

	Principal amount	Value
Municipal Bonds (continued)
Health Care Revenue Bonds – 13.65%
Aurora Hospital Revenue (Children’s Hospital)
Series D 5.00% 12/1/23 (FSA)	$2,775,000	$2,846,484
Colorado Health Facilities Authority Revenue
•(Adventist Health/Sunbelt) Series E 5.125% 11/15/24	1,450,000	1,422,668
(Catholic Health Initiatives) Series A 4.75% 9/1/40	1,000,000	879,900
(Christian Living Community Project)
Series A 5.75% 1/1/37	1,500,000	1,312,335
(Covenant Retirement Communities)
Series A 5.50% 12/1/33 (RADIAN)	5,000,000	4,814,750
(Evangelical Lutheran) 5.00% 6/1/35	2,000,000	1,776,280
Series A 5.25% 6/1/34	2,750,000	2,541,880
(Parkview Medical Center) 5.00% 9/1/25	1,000,000	961,990
(Porter Place) Series A 6.00% 1/20/36 (GNMA)	5,000,000	5,111,449
(Vail Valley Medical Center Project) 5.80% 1/15/27	3,475,000	3,503,495
(Valley View Hospital Association) 5.50% 5/15/28	1,000,000	974,790
Delta County Memorial Hospital District Enterprise
Revenue 5.35% 9/1/17	4,000,000	4,032,640
Denver Health & Hospital Authority Health Care
Revenue Series A 4.75% 12/1/36	1,500,000	1,237,380
Mesa County Residential Care Facilities Mortgage
Revenue (Hilltop Community Resources)
Series A 5.375% 12/1/28 (RADIAN)	1,050,000	990,203
University of Colorado Hospital Authority Revenue
Series A 5.00% 11/15/37	1,690,000	1,494,146
		33,900,390
Housing Revenue Bonds – 2.26%
Colorado Housing & Finance Authority
(Multifamily Housing Insured Mortgage)
Series C-3 6.15% 10/1/41	1,590,000	1,605,232
Denver City & County Multifamily Federal
Housing Authority Revenue (Insured Mortgage
Loan-Garden Court) 5.40% 7/1/39 (FHA)	2,000,000	1,984,980
Puerto Rico Housing Finance Authority Subordinate-
Capital Fund Modernization 5.125% 12/1/27	2,040,000	2,016,479
		5,606,691

	Principal amount	Value
Municipal Bonds (continued)
Lease Revenue Bonds – 2.70%
Colorado Educational & Cultural National
Conference of State Legislatures Office Building
Facilities Authority Revenue 5.25% 6/1/21	$2,000,000	$2,021,280
@ Conejos & Alamosa Counties School #11J
Certificates of Participation 6.50% 4/1/11	675,000	675,911
El Paso County Certificates of Participation (Detention
Facilities Project) Series B 5.00% 12/1/27 (AMBAC)	1,500,000	1,513,035
Puerto Rico Public Buildings Authority Revenue
(Guaranteed Government Facilities)
Series I 5.25% 7/1/33	1,475,000	1,462,758
Series M-2 5.50% 7/1/35 (AMBAC)	1,000,000	1,045,840
		6,718,824
Local General Obligation Bonds – 12.71%
Arapahoe County Water & Wastewater Public
Improvement District Revenue Series A
5.125% 12/1/32 (MBIA)	4,500,000	4,529,520
Denver City & County Justice System
5.50% 8/1/16	5,000,000	5,732,300
(Facilities & Zoo) 5.00% 8/1/19	1,020,000	1,084,474
Denver West Metropolitan District
5.00% 12/1/33 (RADIAN)	1,400,000	1,209,208
County School District #1
(Douglas & Elbert Counties) Series B
5.00% 12/15/24	2,355,000	2,447,175
5.125% 12/15/25 (FSA)	2,000,000	2,056,680
El Paso County School District #2 (Harrison)
5.00% 12/1/27 (MBIA)	2,115,000	2,132,576
Garfield County School District #2
5.00% 12/1/25 (FSA)	3,280,000	3,398,435
Grand County School District #2 (East Grand)
5.25% 12/1/25 (FSA)	2,485,000	2,626,570
La Plata County School District #9-R (Durango)
5.125% 11/1/24 (MBIA)	1,000,000	1,034,180
Larimer County Colorado School District # R-1
5.00% 12/15/16	500,000	552,540
North Range Metropolitan
District #1 4.50% 12/15/31 (ACA)	1,500,000	1,100,070
District #2 5.50% 12/15/37	1,200,000	990,408

Statements of net assets
Delaware Tax-Free Colorado Fund

	Principal amount	Value
Municipal Bonds (continued)
Local General Obligation Bonds (continued)
Saddle Rock Metropolitan District
5.35% 12/1/31 (RADIAN)	$1,130,000	$1,039,758
Sand Creek Metropolitan District Refunding &
Improvement 5.00% 12/1/31 (XLCA)	500,000	456,970
Weld County School District #4 5.00% 12/1/19 (FSA)	1,085,000	1,181,489
		31,572,353
§Pre-Refunded Bonds – 33.47%
Aurora Certificates of Participation
5.50% 12/1/30-10 (AMBAC)	8,000,000	8,571,120
Boulder County Hospital Revenue (Development
Longmont United Hospital Project)
6.00% 12/1/30-10 (RADIAN)	5,000,000	5,405,900
Burlingame Multifamily Housing Revenue
Series A 6.00% 11/1/29-09 (MBIA)	1,250,000	1,321,038
Colorado Educational & Cultural Facilities Authority
Revenue (Core Knowledge Charter School Project)
7.00% 11/1/29-09	1,000,000	1,057,980
(Littleton Academy Charter School Project)
6.125% 1/15/31-12	2,000,000	2,223,760
(Stargate Charter School Project) 6.125% 5/1/33-13	2,000,000	2,264,420
(University of Denver Project)
5.375% 3/1/23-11 (AMBAC)	2,000,000	2,150,720
Series A 5.00% 3/1/27-12 (MBIA)	5,000,000	5,405,700
Colorado School Mines Auxiliary Facilities
5.00% 12/1/37-12 (AMBAC)	2,705,000	2,959,459
Colorado Springs Revenue (Colorado College Project)
5.375% 6/1/32-09	2,570,000	2,667,454
Denver Health & Hospital Authority Health Care
Revenue Series A 5.375% 12/1/28-08 (ACA)	2,770,000	2,824,320
E-470 Public Highway Authority Revenue
Series A 5.75% 9/1/35-10 (MBIA)	3,100,000	3,363,252
El Paso County Certificates of Participation (Judicial
Building Project) Series A 5.00% 12/1/27-12 (AMBAC)	2,000,000	2,160,500
El Paso County School District #49 (Falcon)
5.50% 12/1/21-11 (FGIC)	3,580,000	3,921,639
Fremont County School District #1 (Canon City)
5.00% 12/1/24-13 (MBIA)	1,735,000	1,912,057
Garfield Pitkin & Eagle County School District #1
(Roaring Fork) Series A 5.00% 12/15/27-14 (FSA)	1,500,000	1,665,210

	Principal amount	Value
Municipal Bonds (continued)
§Pre-Refunded Bonds (continued)
Lincoln Park Metropolitan District 7.75% 12/1/26-11	$2,500,000	$2,898,250
North Range Metropolitan District #1
7.25% 12/15/31-11	3,390,000	3,836,904
Northwest Parkway Public Highway Authority Revenue
Series A 5.25% 6/15/41-11 (FSA)	11,100,000	12,036,063
Pueblo County Certificates of Participation
6.50% 12/1/24-10	5,460,000	5,962,921
Puerto Rico Commonwealth
Series A 5.25% 7/1/30-16	1,235,000	1,404,207
Series B 5.00% 7/1/35-16	310,000	347,147
Puerto Rico Commonwealth Highway & Transportation
Authority Revenue Series K 5.00% 7/1/40-15	2,500,000	2,773,525
Puerto Rico Public Buildings Authority Revenue
(Guaranteed Government Facilities)
Series I 5.25% 7/1/33-14	25,000	27,423
University of Colorado Hospital Authority Revenue
Series A 5.60% 11/15/31-11	3,650,000	3,981,566
		83,142,535
Special Tax Revenue Bonds – 6.15%
Aspen Sales Tax Revenue (Parks & Open Spaces)
Series B 5.25% 11/1/23 (FSA)	2,040,000	2,160,972
Baptist Road Rural Transportation Authority Sales &
Use Tax Revenue 5.00% 12/1/26	2,000,000	1,641,960
Loveland Special Improvements District #1
7.50% 7/1/29	4,980,000	5,508,677
Park Meadows Business Improvement District
Shared Sales Tax Revenue
5.30% 12/1/27	950,000	898,938
5.35% 12/1/31	720,000	664,618
Puerto Rico Commonwealth Government Development
Bank (Senior Notes) Series B 5.00% 12/1/15	1,000,000	1,022,200
Puerto Rico Commonwealth Infrastructure Financing
Authority Revenue Series B 5.00% 7/1/46	1,200,000	1,148,916
Regional Transportation District Sales Tax Revenue
Series A 5.25% 11/1/18	2,000,000	2,239,979
		15,286,260

Statements of net assets
Delaware Tax-Free Colorado Fund

	Principal amount	Value
Municipal Bonds (continued)
State General Obligation Bonds – 4.57%
Puerto Rico Commonwealth
Series A 5.25% 7/1/30	$765,000	$764,946
Series B 5.00% 7/1/35	190,000	182,136
Puerto Rico Commonwealth Public Improvement Series A
5.25% 7/1/15	1,650,000	1,711,232
5.25% 7/1/21	4,000,000	4,005,639
5.50% 7/1/18	1,650,000	1,714,037
Puerto Rico Government Development Bank
(Senior Notes) Series B 5.00% 12/1/14	1,000,000	1,028,360
Virgin Islands Public Finance Authority
(Gross Receipts Taxes) 5.00% 10/1/31 (ACA)	2,000,000	1,957,020
		11,363,370
Transportation Revenue Bonds – 2.30%
Denver City & County Airport Revenue
Series A 5.00% 11/15/25 (FGIC)	2,000,000	1,961,400
Series B 5.00% 11/15/33 (XLCA)	4,000,000	3,759,760
		5,721,160
Water & Sewer Revenue Bonds – 1.65%
Pueblo Board Waterworks Revenue
5.00% 11/1/21 (FSA)	1,000,000	1,048,100
Ute Water Conservancy District Revenue
5.75% 6/15/20 (MBIA)	2,900,000	3,053,381
		4,101,481
Total Municipal Bonds (cost $237,329,445)		242,846,645

	Number of shares
Short-Term Investments – 1.72%
Money Market Instrument – 0.39%
Dreyfus Cash Management Fund	965,948	965,948
		965,948

	Principal amount	Value
Short-Term Investments (continued)
•Variable Rate Demand Notes – 1.33%
Colorado Educational & Cultural Facilities Authority
Revenue (National Jewish Federation Bond)
2.35% 9/1/37	$700,000	$700,000
2.35% 9/1/38	1,200,000	1,200,000
Colorado Health Facilities Authority Revenue
(Sisters Charity Health Systems) Series B
1.90% 12/1/38 (ACA)	700,000	700,000
Colorado Housing & Finance Authority Single Family
Mortgage Class I-B-2 1.90% 5/1/34	700,000	700,000
		3,300,000
Total Short-Term Investments (cost $4,265,948)		4,265,948

Total Value of Securities – 99.47% (cost $241,595,393)		247,112,593
Receivables and Other Assets
Net of Liabilities – 0.53%		1,314,352
Net Assets Applicable to 23,350,886
Shares Outstanding – 100.00%		$248,426,945

Net Asset Value – Delaware Tax-Free Colorado Fund
Class A ($234,630,222 / 22,056,341 Shares)		$10.64
Net Asset Value – Delaware Tax-Free Colorado Fund
Class B ($3,960,439 / 372,049 Shares)		$10.64
Net Asset Value – Delaware Tax-Free Colorado Fund
Class C ($9,836,284 / 922,496 Shares)		$10.66

Components of Net Assets at August 31, 2008:
Shares of beneficial interest (unlimited authorization – no par)		$251,403,905
Accumulated net realized loss on investments		(8,494,160)
Net unrealized appreciation of investments		5,517,200
Total net assets		$248,426,945

Statements of net assets
Delaware Tax-Free Colorado Fund

•	Variable rate security. The rate shown is the rate as of August 31, 2008.
@	Illiquid security. At August 31, 2008, the aggregate amount of illiquid securities was $2,537,811, which represented 1.02% of the Fund’s net assets. See Note 8 in “Notes to financial statements.”
§	Pre-Refunded Bonds. Municipals that are generally backed or secured by U.S. Treasury bonds. For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 8 in “Notes to financial statements.”

Summary of Abbreviations:
ACA — Insured by American Capital Access
AMBAC — Insured by the AMBAC Assurance Corporation
FGIC — Insured by the Financial Guaranty Insurance Company
FHA — Insured by the Federal Housing Administration
FSA — Insured by Financial Security Assurance
GNMA — Insured by Government National Mortgage Association
MBIA — Insured by the Municipal Bond Insurance Association
RADIAN — Insured by Radian Asset Assurance
XLCA — Insured by XL Capital Assurance

Net Asset Value and Offering Price Per Share –
Delaware Tax-Free Colorado Fund
Net asset value Class A (A)	$10.64
Sales charge (4.50% of offering price) (B)	0.50
Offering price	$11.14

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.
(B)	See the current prospectus for purchases of $100,000 or more.

See accompanying notes

Delaware Tax-Free Idaho Fund	August 31, 2008

	Principal amount	Value
Municipal Bonds – 95.44%
Corporate Revenue Bonds – 6.59%
Meridian Economic Industrial Development Revenue
(Hi-Micro Project) 5.85% 8/15/11 (AMT)	$965,000	$966,756
Nez Perce County Pollution Control Revenue
(Potlatch Project) 6.00% 10/1/24	2,535,000	2,409,492
Power County Pollution Control Revenue
(FMC Project) 5.625% 10/1/14	2,475,000	2,483,663
		5,859,911
Education Revenue Bonds – 10.43%
Boise State University Revenue
5.00% 4/1/17 (AMBAC)	500,000	530,220
5.375% 4/1/22 (FGIC)	15,000	15,576
Series A 4.25% 4/1/32 (MBIA)	1,500,000	1,337,490
Series A 5.00% 4/1/18 (FGIC)	1,500,000	1,567,904
Idaho State University Revenue Refunding &
Improvement
5.00% 4/1/20 (FSA)	1,130,000	1,183,856
5.00% 4/1/23 (FSA)	2,115,000	2,170,497
University of Idaho
Series B 4.50% 4/1/41 (FSA)	1,000,000	1,027,820
(General Refunding) Series A 5.00% 4/1/21 (AMBAC)	1,150,000	1,191,044
University of Puerto Rico Revenue
Series Q 5.00% 6/1/36 (MBIA)	250,000	239,843
		9,264,250
Escrowed to Maturity Bonds – 2.05%
Puerto Rico Commonwealth Infrastructure Financing
Authority Revenue Series A 5.375% 10/1/24	1,750,000	1,821,680
		1,821,680
Health Care Revenue Bonds – 3.94%
Idaho Health Facilities Authority Hospital Revenue
(Idaho Elks Rehabilitation Hospital Project)
5.30% 7/15/18	625,000	626,444
5.45% 7/15/23	2,000,000	1,986,780
Idaho Health Facilities Authority Revenue
(Portneuf Medical Center Project)
Series A 5.00% 9/1/35 (RADIAN)	1,000,000	890,270
		3,503,494

Statements of net assets
Delaware Tax-Free Idaho Fund

	Principal amount	Value
Municipal Bonds (continued)
Housing Revenue Bonds – 6.16%
Idaho Housing Agency Single Family Mortgage Revenue
Series A 6.05% 7/1/13 (AMBAC) (FHA) (VA) (AMT)	$35,000	$35,968
Series A 6.10% 7/1/16 (FHA) (VA) (AMT)	40,000	41,146
Series A-1 6.85% 7/1/12 (AMT)	5,000	5,098
Series B 6.45% 7/1/15 (AMT)	15,000	15,219
Series C-2 6.35% 7/1/15 (AMT)	15,000	15,012
Series E 6.35% 7/1/15 (FHA) (AMT)	35,000	35,032
Series E-1 6.60% 7/1/11	5,000	5,092
Series G-2 6.15% 7/1/15 (FHA) (VA) (AMT)	130,000	131,793
Idaho Housing & Finance Association
Single Family Mortgage Revenue
Series B Class I 5.00% 7/1/37 (AMT)	980,000	842,702
Series C Class III 5.35% 1/1/25 (AMT)	285,000	275,638
Series D Class III 5.45% 7/1/23 (AMT)	985,000	976,027
Series E Class III 4.875% 1/1/26 (AMT)	1,370,000	1,243,630
Series E Class III 5.00% 1/1/28 (AMT)	945,000	930,551
Series I Class I 5.45% 1/1/39 (AMT)	1,000,000	918,290
		5,471,198
Lease Revenue Bonds – 5.76%
Blaine School District #61 Certificate of Participation
5.00% 7/30/10 (AMBAC)	750,000	781,928
Boise City Certificate of Participation
5.375% 9/1/20 (FGIC) (AMT)	2,100,000	2,078,412
Boise City Revenue Series A 5.375% 12/1/31 (MBIA)	500,000	514,190
Idaho State Building Authority Revenue
Series A 5.00% 9/1/43 (XLCA)	1,000,000	979,120
Series B 5.00% 9/1/21 (MBIA)	750,000	763,065
		5,116,715
Local General Obligation Bonds – 25.07%
Ada & Canyon Counties Joint School District #2
Meridian (School Board Guaranteed Program)
4.75% 2/15/20	1,000,000	1,049,230
5.00% 7/30/20	600,000	627,972
5.125% 7/30/19	1,005,000	1,058,466
5.50% 7/30/16	1,305,000	1,497,148
Bannock County School District #025
(Pocatello Idaho School Board Guaranteed Program)
5.00% 8/15/15	1,040,000	1,143,397
5.00% 8/15/16	1,100,000	1,199,990

	Principal amount	Value
Municipal Bonds (continued)
Local General Obligation Bonds (continued)
Boise City Independent School District
5.00% 8/1/24 (FSA)	$1,500,000	$1,582,770
Canyon County School District #132 (Caldwell)
5.00% 7/30/15 (FGIC)	2,000,000	2,177,120
Series A 5.00% 9/15/22 (FSA)	1,725,000	1,845,164
Series A 5.00% 9/15/23 (FSA)	1,810,000	1,927,252
Lemhi County 5.20% 8/1/27 (FSA)	2,145,000	2,180,434
Nampa Idaho 5.00% 8/1/21 (FGIC)	2,475,000	2,588,255
Power & Cassia Counties Joint School District #381
(American Falls) 5.00% 8/1/17	1,155,000	1,221,228
Twin Falls County Idaho School District #413 (Filer)
5.25% 9/15/25	2,000,000	2,172,320
		22,270,746
§Pre-Refunded Bonds – 16.88%
Ada & Canyon Counties Joint School District #2
Meridian (School Board Guaranteed Program)
5.00% 7/30/20-12	1,555,000	1,689,974
Boise State University Revenue Refunding & Improvement
5.125% 4/1/31-12 (FGIC)	1,000,000	1,086,860
5.375% 4/1/22-12 (FGIC)	985,000	1,071,532
North Idaho College Dormitory Housing Certificate
of Participation 6.45% 10/1/16-08	1,000,000	1,004,090
Puerto Rico Commonwealth Highway & Transportation
Authority Revenue
Series D 5.25% 7/1/38-12	1,000,000	1,083,050
Series G 5.00% 7/1/33-13	1,310,000	1,444,825
Series Y 5.00% 7/1/36-16	1,250,000	1,399,788
Puerto Rico Commonwealth Public Improvement
Revenue Series A 5.125% 7/1/31-11	1,010,000	1,089,538
Puerto Rico Electric Power Authority Revenue
Series II 5.25% 7/1/31-12	1,000,000	1,109,320
Series NN 5.125% 7/1/29-13	500,000	553,320
Puerto Rico Public Buildings Authority Revenue
(Guaranteed Government Facilities)
Series I 5.50% 7/1/23-14	1,000,000	1,110,040
University of Idaho (Student Fee Housing
Improvements Project) 5.25% 4/1/31-11 (FGIC)	2,195,000	2,357,649
		14,999,986

Statements of net assets
Delaware Tax-Free Idaho Fund

	Principal amount	Value
Municipal Bonds (continued)
Special Tax Revenue Bonds – 7.98%
Boise Urban Renewal Agency Parking
Revenue (Tax Increment)
Series A 6.125% 9/1/15	$1,315,000	$1,325,297
Series B 6.125% 9/1/15	1,075,000	1,083,417
Bonner County Local Improvement District #93-1
6.50% 4/30/10	60,000	60,232
Coeur D’Alene Local Improvement District #6
Series 1995 6.00% 7/1/09	85,000	85,942
Series 1996 6.05% 7/1/10	90,000	90,916
Series 1997 6.10% 7/1/12	40,000	40,321
Series 1998 6.10% 7/1/14	45,000	45,311
Idaho Board Bank Authority Revenue Series B
4.125% 9/15/36 (MBIA)	755,000	660,361
5.00% 9/15/30 (MBIA)	725,000	741,363
Puerto Rico Commonwealth Highway & Transportation
Authority Revenue
Series W 5.50% 7/1/15	175,000	184,035
Puerto Rico Sales Tax Financing Revenue
Series A 5.25% 8/1/57	1,000,000	998,200
Virgin Islands Public Finance Authority Revenue
(Senior Lien-Matching Fund Loan Note) Series A
5.25% 10/1/20	500,000	499,090
5.25% 10/1/21	500,000	496,705
5.25% 10/1/24	800,000	781,288
		7,092,478
State General Obligation Bonds – 3.13%
Puerto Rico Commonwealth Public
Improvement Series A
5.125% 7/1/31	1,815,000	1,782,512
5.25% 7/1/22	1,000,000	1,000,770
		2,783,282
Transportation Revenue Bonds – 4.92%
Idaho Housing & Finance Association Grant Revenue
(Anticipated Federal Highway Trust)
5.00% 7/15/24 (MBIA)	2,000,000	2,092,620
Series A 5.25% 7/15/25 (Assured Gty)	1,500,000	1,612,380
Puerto Rico Commonwealth Highway & Transportation
Authority Revenue Series G 5.00% 7/1/33	690,000	663,387
		4,368,387

	Principal amount	Value
Municipal Bonds (continued)
Water & Sewer Revenue Bonds – 2.53%
Moscow Sewer Revenue 5.00% 11/1/22 (FSA)	$2,175,000	$2,244,361
		2,244,361
Total Municipal Bonds (cost $83,835,867)		84,796,488

	Number of shares
Short-Term Investments – 1.57%
Money Market Instrument – 1.23%
Dreyfus Cash Management Fund	1,095,898	1,095,898
		1,095,898

	Principal amount
•Variable Rate Demand Note – 0.34%
Idaho Health Facilities Authority Revenue
(St. Luke’s Medical Center Project)
2.53% 7/1/30 (FSA)	$300,000	300,000
		300,000
Total Short-Term Investments (cost $1,395,898)		1,395,898

Total Value of Securities – 97.01% (cost $85,231,765)		86,192,386
Receivables and Other Assets
Net of Liabilities – 2.99%		2,657,520
Net Assets Applicable to 7,892,617
Shares Outstanding – 100.00%		$88,849,906

Net Asset Value – Delaware Tax-Free Idaho Fund
Class A ($72,237,169 / 6,415,622 Shares)		$11.26
Net Asset Value – Delaware Tax-Free Idaho Fund
Class B ($5,123,186 / 455,841 Shares)		$11.24
Net Asset Value – Delaware Tax-Free Idaho Fund
Class C ($11,489,551 / 1,021,154 Shares)		$11.25

Statements of net assets
Delaware Tax-Free Idaho Fund

Components of Net Assets at August 31, 2008:
Shares of beneficial interest (unlimited authorization – no par)	$88,210,657
Distributions in excess of net investment income	(11,301)
Accumulated net realized loss on investments	(310,071)
Net unrealized appreciation of investments	960,621
Total net assets	$88,849,906

§	Pre-Refunded Bonds. Municipals that are generally backed or secured by U.S. Treasury bonds. For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 8 in “Notes to financial statements.”
•	Variable rate security. The rate shown is the rate as of August 31, 2008.

Summary of Abbreviations:
AMBAC — Insured by the AMBAC Assurance Corporation
AMT — Subject to the Alternative Minimum Tax
Assured Gty — Insured by the Assured Guaranty Corporation
FGIC — Insured by the Financial Guaranty Insurance Company
FHA — Insured by the Federal Housing Administration
FSA — Insured by Financial Security Assurance
MBIA — Insured by the Municipal Bond Insurance Association
RADIAN — Insured by Radian Asset Assurance
VA — Insured by the Veterans Administration
XLCA — Insured by XL Capital Assurance

Net Asset Value and Offering Price Per Share –
Delaware Tax-Free Idaho Fund
Net asset value Class A (A)	$11.26
Sales charge (4.50% of offering price) (B)	0.53
Offering price	$11.79

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.
(B)	See the current prospectus for purchases of $100,000 or more.

See accompanying notes

Delaware Tax-Free New York Fund	August 31, 2008
	Principal amount	Value
Municipal Bonds – 97.19%
Corporate Revenue Bonds – 6.22%
New York City Industrial Development Agency Revenue
(Brooklyn Navy Yard Cogen Partners)
5.75% 10/1/36 (AMT)	$450,000	$432,135
New York Energy Research & Development
Authority Pollution Control Revenue
(Central Hudson Gas) Series A 5.45% 8/1/27 (AMBAC)	500,000	512,495
Suffolk County Industrial Development Agency Revenue
(Keyspan-Port Jefferson Energy Center)
5.25% 6/1/27 (AMT)	250,000	233,705
		1,178,335
Education Revenue Bonds – 12.31%
Albany Industrial Development Agency Civic Facilities
Revenue (Brighter Choice Charter School)
Series A 5.00% 4/1/37	250,000	212,845
Amherst Industrial Development Agency Civic Facilities
Revenue (UBF Faculty Student Housing)
Series A 5.75% 8/1/30 (AMBAC)	200,000	210,626
Dutchess County Industrial Development Agency
(Marist College) 5.00% 7/1/20	500,000	509,645
New York State Dormitory Authority Revenue
(Columbia University) Series A 5.00% 7/1/23	500,000	518,700
Non-State Supported Debt (University of Rochester)
ΔSeries A 4.375% 7/1/20	250,000	222,445
(Pratt Institute) 6.00% 7/1/20 (RADIAN)	500,000	516,785
Series B 7.50% 5/15/11	125,000	139,783
		2,330,829
Electric Revenue Bonds – 0.99%
Puerto Rico Electric Power Authority Revenue
Series WW 5.00% 7/1/28	190,000	187,866
		187,866
Health Care Revenue Bonds – 9.25%
East Rochester Housing Authority Revenue
(Senior Living-Woodland Village Project)
5.50% 8/1/33	200,000	170,138

Statements of net assets
Delaware Tax-Free New York Fund

	Principal amount	Value
Municipal Bonds (continued)
Health Care Revenue Bonds (continued)
New York Dormitory Authority Revenue
(Chapel Oaks) 5.45% 7/1/26 (LOC, Allied Irish Bank)	$450,000	$455,549
(Millard Fillmore Hospital)
5.375% 2/1/32 (AMBAC) (FHA)	450,000	452,192
Non-State Supported Debt (Orange Regional
Medical Center) 6.125% 12/1/29	175,000	170,938
(Winthrop South Nassau Hospital)
Series B 5.50% 7/1/23	500,000	502,379
		1,751,196
Housing Revenue Bonds – 1.13%
New York City Multifamily Housing Development
Housing Revenue Series G-1 4.875% 11/1/39 (AMT)	250,000	213,323
		213,323
Lease Revenue Bonds – 5.83%
Battery Park City Authority Revenue
Series A 5.00% 11/1/26	250,000	257,555
Nassau County Tobacco Settlement (Asset-Backed)
Series A-3 5.125% 6/1/46	125,000	108,384
Tobacco Settlement Financing Authority
Revenue (Asset-Backed) Series B-1C
5.50% 6/1/20	200,000	211,530
5.50% 6/1/21	500,000	527,500
		1,104,969
Local General Obligation Bonds – 3.48%
New York City
Series D 5.00% 11/1/34	125,000	125,406
Subordinated Series C-1 5.00% 10/1/19	500,000	533,450
		658,856
§Pre-Refunded Bonds – 23.03%
Albany Parking Authority Revenue
Series A 5.625% 7/15/25-11	280,000	308,801
Metropolitan Transportation Authority Revenue
(Dedicated Tax) Series A 6.125% 4/1/17-10 (FGIC)	1,000,000	1,064,739
New York City Series J 5.25% 6/1/28-13	310,000	346,292
New York Dormitory Authority Revenue
(North Shore Long Island Jewish Group Project)
5.50% 5/1/33-13	500,000	561,164
Series B 7.50% 5/15/11-09	130,000	138,286

	Principal amount	Value
Municipal Bonds (continued)
§Pre-Refunded Bonds (continued)
Puerto Rico Commonwealth Highway & Transportation
Authority Revenue Series Y 5.50% 7/1/36-16	$475,000	$548,236
Puerto Rico Commonwealth Series B 5.25% 7/1/32-16	155,000	176,237
Puerto Rico Electric Power Authority Revenue
Series II 5.25% 7/1/31-12	500,000	554,660
Series NN 5.125% 7/1/29-13	600,000	663,984
		4,362,399
Special Tax Revenue Bonds – 17.19%
New York City Transitional Finance Authority
Revenue (Subordinated Future Tax Secured)
Series B 5.00% 11/1/18	500,000	546,925
New York Dormitory Authority State Personal Income
Tax Revenue Series C 5.00% 3/15/15	250,000	275,663
New York Dormitory Authority State Supported Debt
Revenue (Consolidated Services Contract)
5.00% 7/1/17 (FSA)	500,000	547,415
New York Sales Tax Asset Receivables
Series A 5.25% 10/15/27 (AMBAC)	500,000	522,310
New York State Urban Development Revenue
(State Personal Income Tax) Series A-1 5.00% 12/15/22	250,000	265,045
Puerto Rico Commonwealth Infrastructure Financing
Authority Revenue Series B 5.00% 7/1/15	250,000	256,385
Puerto Rico Sales Tax Financing Revenue
Series A 5.25% 8/1/57	325,000	324,415
Schenectady Metroplex Development Authority
Revenue Series A 5.375% 12/15/21	500,000	517,470
		3,255,628
State General Obligation Bonds – 0.50%
Puerto Rico Commonwealth Series B 5.25% 7/1/32	95,000	94,354
		94,354
Transportation Revenue Bonds – 14.59%
Albany Parking Authority Revenue
Series A 5.625% 7/15/25	220,000	223,964
Metropolitan Transportation Authority Revenue
Series A 5.00% 11/15/27	200,000	213,118
Series F 5.00% 11/15/15	150,000	161,921
New York City Industrial Development Agency
Special Airport Facilities (JFK Airis Project)
Series A 5.50% 7/1/28 (AMT)	500,000	420,875

Statements of net assets
Delaware Tax-Free New York Fund

	Principal amount	Value
Municipal Bonds (continued)
Transportation Revenue Bonds (continued)
New York State Thruway Authority
General Revenue Series H
5.00% 1/1/14 (MBIA)	$500,000	$547,165
5.00% 1/1/15 (MBIA)	250,000	274,720
Onondaga County Industrial Development Authority
Revenue (Subordinated Air Cargo Project)
7.25% 1/1/32 (AMT)	500,000	495,490
Triborough Bridge & Tunnel Authority Revenue
Series C 5.00% 11/15/24	200,000	210,952
•Subordinated Series B-1 5.00% 11/15/25	200,000	214,296
		2,762,501
Water & Sewer Revenue Bonds – 2.67%
New York City Municipal Finance Authority Water &
Sewer System Revenue Series A 5.125% 6/15/34	500,000	505,365
		505,365
Total Municipal Bonds (cost $17,956,253)		18,405,621

Total Value of Securities – 97.19% (cost $17,956,253)		18,405,621
Receivables and Other Assets
Net of Liabilities – 2.81%		531,886
Net Assets Applicable to 1,839,776
Shares Outstanding – 100.00%		$18,937,507

Net Asset Value – Delaware Tax-Free New York Fund
Class A ($15,339,492 / 1,489,564 Shares)		$10.30
Net Asset Value – Delaware Tax-Free New York Fund
Class B ($1,549,313 / 150,794 Shares)		$10.27
Net Asset Value – Delaware Tax-Free New York Fund
Class C ($2,048,702 / 199,418 Shares)		$10.27

Components of Net Assets at August 31, 2008:
Shares of beneficial interest (unlimited authorization – no par)		$18,713,550
Distributions in excess of net investment income		(652)
Accumulated net realized loss on investments		(224,759)
Net unrealized appreciation of investments		449,368
Total net assets		$18,937,507

Δ	Step coupon bond. Indicates security that has a zero coupon that remains in effect until a predetermined date at which time the stated interest rate becomes effective.
§	Pre-Refunded Bonds. Municipals that are generally backed or secured by U.S. Treasury bonds. For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 8 in “Notes to Financial Statements.”
•	Variable rate security. The rate shown is the rate as of August 31, 2008.

Summary of Abbreviations:
AMBAC — Insured by the AMBAC Assurance Corporation
AMT — Subject to Alternative Minimum Tax
FGIC — Insured by the Financial Guaranty Insurance Company
FHA — Insured by the Federal Housing Administration
FSA — Insured by Financial Security Assurance
LOC — Letter of Credit
MBIA — Insured by the Municipal Bond Insurance Association
RADIAN — Insured by Radian Asset Assurance

Net Asset Value and Offering Price Per Share –
Delaware Tax-Free New York Fund
Net asset value Class A (A)	$10.30
Sales charge (4.50% of offering price) (B)	0.49
Offering price	$10.79

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.
(B)	See the current prospectus for purchases of $100,000 or more.

See accompanying notes

Statements of operations

Year Ended August 31, 2008

	Delaware Tax-Free	Delaware Tax-Free	Delaware Tax-Free
	Arizona Fund	California Fund	Colorado Fund
Investment Income:
Interest	$6,760,104	$4,717,266	$13,059,308

Expenses:
Management fees	709,076	520,140	1,412,198
Distribution expenses – Class A	306,600	181,355	605,306
Distribution expenses – Class B	110,044	81,831	45,464
Distribution expenses – Class C	83,112	139,865	100,120
Dividend disbursing and transfer agent
fees and expenses	59,449	41,955	128,194
Accounting and administration expenses	56,719	37,824	102,693
Legal fees	30,376	22,721	44,218
Registration fees	22,797	14,857	7,587
Audit and tax	17,492	14,503	24,069
Reports and statements to shareholders	15,334	9,638	26,805
Trustees’ fees	6,988	4,669	12,641
Custodian fees	6,331	6,297	11,505
Pricing fees	6,203	6,545	7,591
Insurance fees	3,818	2,525	7,189
Consulting fees	1,958	1,326	3,510
Trustees’ expenses	765	520	1,420
Dues and services	520	396	1,225
Taxes (other than taxes on income)	327	271	558
	1,437,909	1,087,238	2,542,293
Less expenses waived	(225,515)	(85,382)	(37,804)
Less expense paid indirectly	(93)	—	(464)
Total operating expenses	1,212,301	1,001,856	2,504,025
Net Investment Income	5,547,803	3,715,410	10,555,283

Net Realized and Unrealized Loss
on Investments:
Net realized loss on investments	(122,728)	(461,721)	(620,603)
Net change in unrealized appreciation/
depreciation of investments	(1,640,599)	(1,438,134)	(1,307,241)
Net Realized and Unrealized Loss
on Investments	(1,763,327)	(1,899,855)	(1,927,844)

Net Increase in Net Assets
Resulting from Operations	$3,784,476	$1,815,555	$8,627,439

See accompanying notes

	Delaware Tax-Free	Delaware Tax-Free
	Idaho Fund	New York Fund
Investment Income:
Interest	$4,128,563	$909,122

Expenses:
Management fees	481,706	103,764
Distribution expenses – Class A	177,229	37,343
Distribution expenses – Class B	54,933	18,315
Distribution expenses – Class C	112,615	21,201
Dividend disbursing and transfer agent
fees and expenses	40,294	14,106
Accounting and administration expenses	35,029	7,546
Legal fees	19,056	4,421
Audit and tax	14,172	10,369
Reports and statements to shareholders	9,790	1,687
Pricing fees	6,721	4,385
Registration fees	4,601	9,847
Trustees’ fees	4,312	929
Custodian fees	3,719	319
Insurance fees	2,407	516
Consulting fees	1,302	263
Trustees’ expenses	475	103
Dues and services	304	68
Taxes (other than taxes on income)	125	36
	968,790	235,218
Less expenses waived	(96,321)	(44,442)
Less expense paid indirectly	(63)	(234)
Total operating expenses	872,406	190,542
Net Investment Income	3,256,157	718,580

Net Realized and Unrealized Gain (Loss)
on Investments:
Net realized gain (loss) on investments	75,661	(59,331)
Net change in unrealized appreciation/
depreciation of investments	(89,235)	64,192
Net Realized and Unrealized Gain
(Loss) on Investments	(13,574)	4,861

Net Increase in Net Assets
Resulting from Operations	$3,242,583	$723,441

See accompanying notes

Statements of changes in net assets
Delaware Tax-Free Arizona Fund

	Year Ended
	8/31/08	8/31/07
Increase (Decrease) in Net Assets from Operations:
Net investment income	$5,547,803	$6,056,280
Net realized gain (loss) on investments	(122,728)	490,852
Net change in unrealized
appreciation/depreciation of investments	(1,640,599)	(4,262,046)
Net increase in net assets resulting
from operations	3,784,476	2,285,086

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(4,918,990)	(5,301,244)
Class B	(359,177)	(493,503)
Class C	(269,611)	(261,558)
	(5,547,778)	(6,056,305)

Capital Share Transactions:
Proceeds from shares sold:
Class A	14,751,087	14,817,310
Class B	343	42,624
Class C	2,945,439	1,326,619

Net asset value of shares issued upon reinvestment
of dividends and distributions:
Class A	2,407,736	2,683,432
Class B	184,069	254,872
Class C	174,113	151,832
	20,462,787	19,276,689

	Year Ended
	8/31/08	8/31/07
Capital Share Transactions (continued):
Cost of shares repurchased:
Class A	$(19,237,873)	$(20,096,086)
Class B	(2,845,303)	(3,954,487)
Class C	(1,815,293)	(1,800,542)
	(23,898,469)	(25,851,115)
Decrease in net assets derived from
capital share transactions	(3,435,682)	(6,574,426)
Net Decrease in Net Assets	(5,198,984)	(10,345,645)

Net Assets:
Beginning of year	145,652,202	155,997,847
End of year[1]	$140,453,218	$145,652,202

[1]Including distributions in excess of
net investment income	$—	$(25)

See accompanying notes

Statements of changes in net assets
Delaware Tax-Free California Fund

	Year Ended
	8/31/08	8/31/07
Increase (Decrease) in Net Assets from Operations:
Net investment income	$3,715,410	$4,052,743
Net realized loss on investments	(461,721)	(115,067)
Net change in unrealized
appreciation/depreciation of investments	(1,438,134)	(3,513,338)
Net increase in net assets resulting
from operations	1,815,555	424,338

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(2,975,104)	(3,215,450)
Class B	(272,986)	(394,961)
Class C	(467,320)	(442,332)
	(3,715,410)	(4,052,743)

Capital Share Transactions:
Proceeds from shares sold:
Class A	13,897,604	22,710,407
Class B	141,422	156,402
Class C	4,752,482	3,562,422

Net asset value of shares issued upon reinvestment
of dividends and distributions:
Class A	1,795,621	1,801,612
Class B	191,370	248,614
Class C	353,985	301,848
	21,132,484	28,781,305

	Year Ended
	8/31/08	8/31/07
Capital Share Transactions (continued):
Cost of shares repurchased:
Class A	$(23,597,793)	$(21,163,745)
Class B	(2,976,125)	(5,609,946)
Class C	(3,278,508)	(2,686,047)
	(29,852,426)	(29,459,738)
Decrease in net assets derived from
capital share transactions	(8,719,942)	(678,433)
Net Decrease in Net Assets	(10,619,797)	(4,306,838)

Net Assets:
Beginning of year	99,373,791	103,680,629
End of year[1]	$88,753,994	$99,373,791

[1]Including undistributed net investment income	$1,300	$1,300

See accompanying notes

Statements of changes in net assets
Delaware Tax-Free Colorado Fund

	Year Ended
	8/31/08	8/31/07
Increase (Decrease) in Net Assets from Operations:
Net investment income	$10,555,283	$11,447,349
Net realized gain (loss) on investments	(620,603)	1,009,130
Net change in unrealized
appreciation/depreciation of investments	(1,307,241)	(8,914,311)
Net increase in net assets resulting
from operations	8,627,439	3,542,168

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(10,088,211)	(10,862,047)
Class B	(155,100)	(226,901)
Class C	(340,507)	(350,030)
	(10,583,818)	(11,438,978)

Capital Share Transactions:
Proceeds from shares sold:
Class A	10,216,326	12,562,366
Class B	19	21,748
Class C	1,027,663	1,895,269

Net asset value of shares issued upon reinvestment
of dividends and distributions:
Class A	6,399,592	6,872,419
Class B	72,523	123,164
Class C	231,599	249,264
	17,947,722	21,724,230

	Year Ended
	8/31/08	8/31/07
Capital Share Transactions (continued):
Cost of shares repurchased:
Class A	$(26,823,353)	$(24,077,528)
Class B	(1,411,740)	(2,883,605)
Class C	(1,502,110)	(1,658,066)
	(29,737,203)	(28,619,199)
Decrease in net assets derived from
capital share transactions	(11,789,481)	(6,894,969)
Net Decrease in Net Assets	(13,745,860)	(14,791,779)

Net Assets:
Beginning of year	262,172,805	276,964,584
End of year[1]	$248,426,945	$262,172,805

[1]Including distributions in excess of
net investment income	$—	$(46)

See accompanying notes

Statements of changes in net assets
Delaware Tax-Free Idaho Fund

	Year Ended
	8/31/08	8/31/07
Increase (Decrease) in Net Assets from Operations:
Net investment income	$3,256,157	$3,152,236
Net realized gain on investments	75,661	16,031
Net change in unrealized
appreciation/depreciation of investments	(89,235)	(1,398,888)
Net increase in net assets resulting
from operations	3,242,583	1,769,379

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(2,732,459)	(2,530,731)
Class B	(170,938)	(228,879)
Class C	(349,960)	(389,967)
	(3,253,357)	(3,149,577)

Capital Share Transactions:
Proceeds from shares sold:
Class A	8,896,373	14,990,872
Class B	12	572,489
Class C	1,462,472	887,588

Net asset value of shares issued upon reinvestment
of dividends and distributions:
Class A	1,765,961	1,630,892
Class B	115,322	138,424
Class C	215,873	241,640
	12,456,013	18,461,905

	Year Ended
	8/31/08	8/31/07
Capital Share Transactions (continued):
Cost of shares repurchased:
Class A	$(8,346,549)	$(8,413,693)
Class B	(1,000,259)	(2,488,934)
Class C	(1,717,154)	(2,840,485)
	(11,063,962)	(13,743,112)
Increase in net assets derived from
capital share transactions	1,392,051	4,718,793
Net Increase in Net Assets	1,381,277	3,338,595

Net Assets:
Beginning of year	87,468,629	84,130,034
End of year[1]	$88,849,906	$87,468,629

[1]Including distributions in excess of
net investment income	$(11,301)	$(11,253)

See accompanying notes

Statements of changes in net assets
Delaware Tax-Free New York Fund

	Year Ended
	8/31/08	8/31/07
Increase (Decrease) in Net Assets from Operations:
Net investment income	$718,580	$743,181
Net realized gain (loss) on investments	(59,331)	62,452
Net change in unrealized
appreciation/depreciation of investments	64,192	(521,401)
Net increase in net assets resulting
from operations	723,441	284,232

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(591,360)	(590,536)
Class B	(58,984)	(85,737)
Class C	(68,233)	(66,908)
	(718,577)	(743,181)

Capital Share Transactions:
Proceeds from shares sold:
Class A	1,725,009	2,521,809
Class B	15,697	33,616
Class C	773,501	494,335

Net asset value of shares issued upon reinvestment
of dividends and distributions:
Class A	340,675	415,794
Class B	34,201	35,753
Class C	26,265	26,806
	2,915,348	3,528,113

	Year Ended
	8/31/08	8/31/07
Capital Share Transactions (continued):
Cost of shares repurchased:
Class A	$(1,537,264)	$(1,282,643)
Class B	(674,159)	(712,045)
Class C	(883,325)	(407,314)
	(3,094,748)	(2,402,002)
Increase (decrease) in net assets derived from
capital share transactions	(179,400)	1,126,111
Net Increase (Decrease) in Net Assets	(174,536)	667,162

Net Assets:
Beginning of year	19,112,043	18,444,881
End of year[1]	$18,937,507	$19,112,043

[1]Including distributions in excess of
net investment income	$(652)	$(655)

See accompanying notes

Financial highlights
Delaware Tax-Free Arizona Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain on investments
Total dividends and distributions

Net asset value, end of period

Total return[1]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

[1] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes

Year Ended
8/31/08	8/31/07	8/31/06	8/31/05	8/31/04
$11.070	$11.350	$11.560	$11.410	$11.160

0.444	0.465	0.467	0.468	0.469
(0.140)	(0.280)	(0.210)	0.174	0.308
0.304	0.185	0.257	0.642	0.777

(0.444)	(0.465)	(0.467)	(0.468)	(0.469)
—	—	—	(0.024)	(0.058)
(0.444)	(0.465)	(0.467)	(0.492)	(0.527)

$10.930	$11.070	$11.350	$11.560	$11.410

2.78%	1.63%	2.31%	5.74%	7.09%

$122,027	$125,636	$131,468	$134,874	$122,436
0.75%	0.76%	0.76%	0.80%	0.90%

0.91%	0.91%	0.91%	0.91%	0.90%
4.02%	4.11%	4.12%	4.07%	4.14%

3.86%	3.96%	3.97%	3.96%	4.14%
29%	9%	8%	3%	19%

Financial highlights
Delaware Tax-Free Arizona Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain on investments
Total dividends and distributions

Net asset value, end of period

Total return[1]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

1 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes

Year Ended
8/31/08	8/31/07	8/31/06	8/31/05	8/31/04
$11.070	$11.360	$11.570	$11.420	$11.170

0.361	0.380	0.382	0.382	0.384
(0.130)	(0.290)	(0.210)	0.174	0.308
0.231	0.090	0.172	0.556	0.692

(0.361)	(0.380)	(0.382)	(0.382)	(0.384)
—	—	—	(0.024)	(0.058)
(0.361)	(0.380)	(0.382)	(0.406)	(0.442)

$10.940	$11.070	$11.360	$11.570	$11.420

2.10%	0.78%	1.54%	4.95%	6.28%

$9,620	$12,407	$16,413	$19,005	$13,355
1.50%	1.51%	1.51%	1.55%	1.65%

1.66%	1.66%	1.66%	1.66%	1.65%
3.27%	3.36%	3.37%	3.32%	3.39%

3.11%	3.21%	3.22%	3.21%	3.39%
29%	9%	8%	3%	19%

Financial highlights
Delaware Tax-Free Arizona Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain on investments
Total dividends and distributions

Net asset value, end of period

Total return[1]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

1 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes

Year Ended
8/31/08	8/31/07	8/31/06	8/31/05	8/31/04
$11.090	$11.380	$11.580	$11.430	$11.180

0.361	0.380	0.381	0.382	0.384
(0.130)	(0.290)	(0.200)	0.174	0.308
0.231	0.090	0.181	0.556	0.692

(0.361)	(0.380)	(0.381)	(0.382)	(0.384)
—	—	—	(0.024)	(0.058)
(0.361)	(0.380)	(0.381)	(0.406)	(0.442)

$10.960	$11.090	$11.380	$11.580	$11.430

2.09%	0.77%	1.63%	4.94%	6.27%

$8,806	$7,609	$8,117	$8,591	$6,651
1.50%	1.51%	1.51%	1.55%	1.65%

1.66%	1.66%	1.66%	1.66%	1.65%
3.27%	3.36%	3.37%	3.32%	3.39%

3.11%	3.21%	3.22%	3.21%	3.39%
29%	9%	8%	3%	19%

Financial highlights
Delaware Tax-Free California Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[1]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

1 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes

Year Ended
8/31/08	8/31/07	8/31/06	8/31/05	8/31/04
$11.010	$11.400	$11.490	$11.110	$10.750

0.449	0.454	0.450	0.462	0.518
(0.210)	(0.390)	(0.090)	0.380	0.360
0.239	0.064	0.360	0.842	0.878

(0.449)	(0.454)	(0.450)	(0.462)	(0.518)
(0.449)	(0.454)	(0.450)	(0.462)	(0.518)

$10.800	$11.010	$11.400	$11.490	$11.110

2.21%	0.51%	3.24%	7.72%	8.34%

$67,174	$76,537	$75,995	$60,744	$24,797
0.88%	0.89%	0.88%	0.84%	0.50%

0.97%	0.97%	0.97%	1.06%	0.96%
4.11%	3.98%	3.97%	4.03%	4.72%

4.02%	3.90%	3.88%	3.81%	4.26%
34%	21%	14%	11%	48%

Financial highlights
Delaware Tax-Free California Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[1]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

1 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes

Year Ended
8/31/08	8/31/07	8/31/06	8/31/05	8/31/04
$11.060	$11.440	$11.530	$11.160	$10.790

0.367	0.368	0.365	0.377	0.436
(0.220)	(0.380)	(0.090)	0.370	0.370
0.147	(0.012)	0.275	0.747	0.806

(0.367)	(0.368)	(0.365)	(0.377)	(0.436)
(0.367)	(0.368)	(0.365)	(0.377)	(0.436)

$10.840	$11.060	$11.440	$11.530	$11.160

1.34%	(0.15% )	2.46%	6.80%	7.60%

$6,589	$9,384	$14,918	$18,254	$14,530
1.63%	1.64%	1.63%	1.59%	1.25%

1.72%	1.72%	1.72%	1.81%	1.71%
3.36%	3.23%	3.22%	3.28%	3.97%

3.27%	3.15%	3.13%	3.06%	3.51%
34%	21%	14%	11%	48%

Financial highlights
Delaware Tax-Free California Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[1]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

1 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes

Year Ended
8/31/08	8/31/07	8/31/06	8/31/05	8/31/04
$11.030	$11.420	$11.500	$11.130	$10.760

0.367	0.368	0.365	0.377	0.436
(0.220)	(0.390)	(0.080)	0.370	0.370
0.147	(0.022)	0.285	0.747	0.806

(0.367)	(0.368)	(0.365)	(0.377)	(0.436)
(0.367)	(0.368)	(0.365)	(0.377)	(0.436)

$10.810	$11.030	$11.420	$11.500	$11.130

1.35%	(0.24% )	2.56%	6.81%	7.62%

$14,991	$13,453	$12,768	$9,756	$5,595
1.63%	1.64%	1.63%	1.59%	1.25%

1.72%	1.72%	1.72%	1.81%	1.71%
3.36%	3.23%	3.22%	3.28%	3.97%

3.27%	3.15%	3.13%	3.06%	3.51%
34%	21%	14%	11%	48%

Financial highlights
Delaware Tax-Free Colorado Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[1]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

1 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes

Year Ended
8/31/08	8/31/07	8/31/06	8/31/05	8/31/04
$10.730	$11.040	$11.200	$11.070	$10.830

0.448	0.464	0.488	0.495	0.510
(0.089)	(0.310)	(0.160)	0.130	0.240
0.359	0.154	0.328	0.625	0.750

(0.449)	(0.464)	(0.488)	(0.495)	(0.510)
(0.449)	(0.464)	(0.488)	(0.495)	(0.510)

$10.640	$10.730	$11.040	$11.200	$11.070

3.38%	1.38%	3.03%	5.78%	7.04%

$234,630	$246,695	$258,773	$270,149	$276,534
0.93%	0.94%	0.93%	0.94%	0.95%

0.95%	0.96%	0.94%	0.94%	0.95%
4.16%	4.22%	4.43%	4.46%	4.63%

4.14%	4.20%	4.42%	4.46%	4.63%
15%	12%	8%	8%	13%

Financial highlights
Delaware Tax-Free Colorado Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[1]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

1 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes

Year Ended
8/31/08	8/31/07	8/31/06	8/31/05	8/31/04
$10.730	$11.050	$11.200	$11.080	$10.830

0.367	0.382	0.405	0.412	0.427
(0.089)	(0.320)	(0.150)	0.120	0.250
0.278	0.062	0.255	0.532	0.677

(0.368)	(0.382)	(0.405)	(0.412)	(0.427)
(0.368)	(0.382)	(0.405)	(0.412)	(0.427)

$10.640	$10.730	$11.050	$11.200	$11.080

2.60%	0.53%	2.35%	4.89%	6.34%

$3,961	$5,326	$8,221	$10,370	$12,411
1.68%	1.69%	1.68%	1.69%	1.70%

1.70%	1.71%	1.69%	1.69%	1.70%
3.41%	3.47%	3.68%	3.71%	3.88%

3.39%	3.45%	3.67%	3.71%	3.88%
15%	12%	8%	8%	13%

Financial highlights
Delaware Tax-Free Colorado Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[1]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

1 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes

Year Ended
8/31/08	8/31/07	8/31/06	8/31/05	8/31/04
$10.750	$11.070	$11.220	$11.090	$10.850

0.367	0.382	0.405	0.413	0.427
(0.089)	(0.320)	(0.150)	0.130	0.240
0.278	0.062	0.255	0.543	0.667

(0.368)	(0.382)	(0.405)	(0.413)	(0.427)
(0.368)	(0.382)	(0.405)	(0.413)	(0.427)

$10.660	$10.750	$11.070	$11.220	$11.090

2.60%	0.53%	2.34%	4.99%	6.23%

$9,836	$10,152	$9,971	$9,170	$9,579
1.68%	1.69%	1.68%	1.69%	1.70%

1.70%	1.71%	1.69%	1.69%	1.70%
3.41%	3.47%	3.68%	3.71%	3.88%

3.39%	3.45%	3.67%	3.71%	3.88%
15%	12%	8%	8%	13%

Financial highlights
Delaware Tax-Free Idaho Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[1]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

1 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes

Year Ended
8/31/08	8/31/07	8/31/06	8/31/05	8/31/04
$11.260	$11.450	$11.630	$11.490	$11.140

0.437	0.448	0.449	0.452	0.478
—	(0.190)	(0.180)	0.140	0.353
0.437	0.258	0.269	0.592	0.831

(0.437)	(0.448)	(0.449)	(0.452)	(0.481)
(0.437)	(0.448)	(0.449)	(0.452)	(0.481)

$11.260	$11.260	$11.450	$11.630	$11.490

3.93%	2.27%	2.40%	5.25%	7.58%

$72,237	$69,931	$62,808	$60,554	$55,572
0.85%	0.86%	0.85%	0.87%	0.97%

0.96%	0.98%	0.98%	0.98%	0.97%
3.87%	3.92%	3.95%	3.92%	4.21%

3.76%	3.80%	3.82%	3.81%	4.21%
11%	8%	15%	27%	13%

Financial highlights
Delaware Tax-Free Idaho Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[1]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

1 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes

Year Ended
8/31/08	8/31/07	8/31/06	8/31/05	8/31/04
$11.240	$11.430	$11.610	$11.480	$11.130

0.353	0.363	0.364	0.366	0.393
—	(0.190)	(0.180)	0.130	0.353
0.353	0.173	0.184	0.496	0.746

(0.353)	(0.363)	(0.364)	(0.366)	(0.396)
(0.353)	(0.363)	(0.364)	(0.366)	(0.396)

$11.240	$11.240	$11.430	$11.610	$11.480

3.17%	1.51%	1.64%	4.39%	6.79%

$5,123	$6,003	$7,892	$10,911	$13,044
1.60%	1.61%	1.60%	1.62%	1.72%

1.71%	1.73%	1.73%	1.73%	1.72%
3.12%	3.17%	3.20%	3.17%	3.46%

3.01%	3.05%	3.07%	3.06%	3.46%
11%	8%	15%	27%	13%

Financial highlights
Delaware Tax-Free Idaho Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[1]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

1 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes

Year Ended
8/31/08	8/31/07	8/31/06	8/31/05	8/31/04
$11.250	$11.440	$11.630	$11.490	$11.130

0.352	0.363	0.364	0.366	0.393
—	(0.190)	(0.190)	0.140	0.362
0.352	0.173	0.174	0.506	0.755

(0.352)	(0.363)	(0.364)	(0.366)	(0.395)
(0.352)	(0.363)	(0.364)	(0.366)	(0.395)

$11.250	$11.250	$11.440	$11.630	$11.490

3.16%	1.51%	1.56%	4.47%	6.87%

$11,490	$11,535	$13,430	$15,678	$15,041
1.60%	1.61%	1.60%	1.62%	1.72%

1.71%	1.73%	1.73%	1.73%	1.72%
3.12%	3.17%	3.20%	3.17%	3.46%

3.01%	3.05%	3.07%	3.06%	3.46%
11%	8%	15%	27%	13%

Financial highlights
Delaware Tax-Free New York Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[1]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

1 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes

Year Ended
8/31/08	8/31/07	8/31/06	8/31/05	8/31/04
$10.300	$10.550	$10.700	$10.470	$10.220

0.411	0.435	0.449	0.453	0.479
—	(0.250)	(0.150)	0.230	0.250
0.411	0.185	0.299	0.683	0.729

(0.411)	(0.435)	(0.449)	(0.453)	(0.479)
(0.411)	(0.435)	(0.449)	(0.453)	(0.479)

$10.300	$10.300	$10.550	$10.700	$10.470

4.04%	1.75%	2.90%	6.65%	7.26%

$15,340	$14,817	$13,519	$13,153	$11,523
0.85%	0.79%	0.65%	0.66%	0.50%

1.09%	1.10%	1.09%	1.12%	1.02%
3.97%	4.13%	4.28%	4.29%	4.60%

3.73%	3.82%	3.84%	3.83%	4.08%
28%	14%	20%	13%	26%

Financial highlights
Delaware Tax-Free New York Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[1]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

1 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes

Year Ended
8/31/08	8/31/07	8/31/06	8/31/05	8/31/04
$10.280	$10.530	$10.670	$10.450	$10.200

0.333	0.357	0.370	0.374	0.401
(0.010)	(0.250)	(0.140)	0.220	0.250
0.323	0.107	0.230	0.594	0.651

(0.333)	(0.357)	(0.370)	(0.374)	(0.401)
(0.333)	(0.357)	(0.370)	(0.374)	(0.401)

$10.270	$10.280	$10.530	$10.670	$10.450

3.17%	0.99%	2.23%	5.77%	6.47%

$1,549	$2,164	$2,858	$3,023	$2,858
1.60%	1.54%	1.40%	1.41%	1.25%

1.84%	1.85%	1.84%	1.87%	1.77%
3.22%	3.38%	3.53%	3.54%	3.85%

2.98%	3.07%	3.09%	3.08%	3.33%
28%	14%	20%	13%	26%

Financial highlights
Delaware Tax-Free New York Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[1]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

1 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes

Year Ended
8/31/08	8/31/07	8/31/06	8/31/05	8/31/04
$10.280	$10.530	$10.670	$10.450	$10.200

0.333	0.357	0.370	0.376	0.401
(0.010)	(0.250)	(0.140)	0.220	0.250
0.323	0.107	0.230	0.596	0.651

(0.333)	(0.357)	(0.370)	(0.376)	(0.401)
(0.333)	(0.357)	(0.370)	(0.376)	(0.401)

$10.270	$10.280	$10.530	$10.670	$10.450

3.17%	0.99%	2.23%	5.80%	6.47%

$2,049	$2,131	$2,068	$886	$2,329
1.60%	1.54%	1.40%	1.41%	1.25%

1.84%	1.85%	1.84%	1.87%	1.77%
3.22%	3.38%	3.53%	3.54%	3.85%

2.98%	3.07%	3.09%	3.08%	3.33%
28%	14%	20%	13%	26%

Notes to financial statements
Delaware multi-state funds	August 31, 2008

Voyageur Mutual Funds is organized as a Delaware statutory trust and offers five series: Delaware Minnesota High-Yield Municipal Bond Fund, Delaware National High-Yield Municipal Bond Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Idaho Fund and Delaware Tax-Free New York Fund. Voyageur Mutual Funds II is organized as a Delaware statutory trust and offers one series: Delaware Tax-Free Colorado Fund. Voyageur Insured Funds is organized as a Delaware statutory trust and offers one series: Delaware Tax-Free Arizona Fund. Voyageur Mutual Funds, Voyageur Mutual Funds II, and Voyageur Insured Funds are individually referred to as a Trust and collectively as the Trusts. These financial statements and related notes pertain to Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Colorado Fund, Delaware Tax-Free Idaho Fund and Delaware Tax-Free New York Fund (each, a Fund or, collectively, the Funds). The above Trusts are open-end investment companies. The Funds are considered non-diversified under the Investment Company Act of 1940, as amended, and offer Class A, Class B, and Class C shares. Class A shares are sold with a maximum front-end sales charge of up to 4.50%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) of 1% if redeemed during the first year and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class B shares may only be purchased through dividend reinvestment and certain permitted exchanges. Prior to June 1, 2007, Class B shares were sold with a CDSC that declined from 4% to zero depending upon the period of time the shares were held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a CDSC of 1%, if redeemed during the first 12 months.

The investment objective of the Funds is to seek as high a level of current income exempt from federal income tax and personal income tax in their respective states, as is consistent with preservation of capital.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Funds.

Security Valuation — Long-term debt securities are valued by an independent pricing service or broker. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Open-end investment companies are valued at their published net asset value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of each Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, aftermarket trading or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157 “Fair Value Measurements” (FAS 157). FAS 157 establishes a framework for measuring fair value in U.S. generally accepted accounting principles, clarifies the definition of fair value within that framework, and expands disclosures about the use of fair value measurements. FAS 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of FAS 157 to have a material impact on the amounts reported in the financial statements.

Federal Income Taxes — Each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Effective February 29, 2008, the Funds adopted FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. The adoption of FIN 48 did not result in the recording of any tax benefit or expense in the current period.

Class Accounting — Investment income and common expenses are allocated to the various classes of each Fund on the basis of “settled shares” of each class in relation to the net assets of each Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of each Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other — Expenses directly attributable to the Funds are charged directly to the Funds. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities. Each Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually.

Notes to financial statements
Delaware multi-state funds

1. Significant Accounting Policies (continued)

The Funds receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custody fees. The expense paid under this arrangement is included in custodian fees on the statements of operations with the corresponding expense offset shown as “expense paid indirectly.”

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its respective investment management agreement, each Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee, which is calculated based on each Fund’s average daily net assets as follows:

	Delaware	Delaware	Delaware	Delaware	Delaware
	Tax-Free	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Arizona Fund	California Fund	Colorado Fund	Idaho Fund	New York Fund
On the first $500 million	0.500%	0.550%	0.550%	0.550%	0.550%
On the next $500 million	0.475%	0.500%	0.500%	0.500%	0.500%
On the next $1.5 billion	0.450%	0.450%	0.450%	0.450%	0.450%
In excess of $2.5 billion	0.425%	0.425%	0.425%	0.425%	0.425%

DMC has contractually agreed to waive that portion, if any, of its management fee and reimburse each Fund to the extent necessary to ensure that total annual operating expenses, (excluding any 12b-1 plan expenses, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and non-routine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, “non-routine expenses”)), do not exceed specified percentages of average daily net assets as shown below. For purposes of these waivers and reimbursements, non-routine expenses may also include such additional costs and expenses, as may be agreed upon from time to time by each Fund’s Board and DMC. These expense waivers and reimbursements apply only to expenses paid directly by the Funds.

	Delaware	Delaware	Delaware	Delaware	Delaware
	Tax-Free	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Arizona Fund	California Fund	Colorado Fund	Idaho Fund	New York Fund
Operating expense
limitation as a percentage
of average daily net assets
(per annum)	0.50%	0.63%	0.68%	0.60%	0.60%
Expiration date	12/31/08	12/31/08	12/31/08	12/31/08	12/31/08

Effective October 1, 2007, Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to each Fund. For these services, each Fund pays DSC fees based on the aggregate daily net assets of the Delaware Investments®

Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DSC under the service agreement described above are allocated among all Funds in the Delaware Investments® Family of Funds on a relative net asset value basis. Prior to October 1, 2007, DSC provided fund accounting and administrative services to each Fund and received a fee at an annual rate of 0.04% of average daily net assets. For the year ended August 31, 2008, each Fund was charged for these services as follows:

Delaware	Delaware	Delaware	Delaware	Delaware
Tax-Free	Tax-Free	Tax-Free	Tax-Free	Tax-Free
Arizona Fund	California Fund	Colorado Fund	Idaho Fund	New York Fund
$11,292	$7,605	$20,446	$6,910	$1,496

DSC also provides dividend disbursing and transfer agency services. Each Fund pays DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services.

Pursuant to a distribution agreement and distribution plan, each Fund pays DDLP, the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.25% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class B and C shares.

At August 31, 2008, each Fund had liabilities payable to affiliates as follows:

	Delaware	Delaware	Delaware	Delaware	Delaware
	Tax-Free	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Arizona Fund	California Fund	Colorado Fund	Idaho Fund	New York Fund
Investment management
fee payable to DMC	$36,281	$37,133	$108,801	$30,448	$3,987
Dividend disbursing,
transfer agent and fund
accounting oversight
fees and other expenses
payable to DSC	5,209	3,803	11,087	3,538	1,244
Distribution fees
payable to DDLP	41,128	32,879	61,235	29,203	6,236
Other expenses payable to
DMC and affiliates*	5,192	4,306	10,437	5,216	5,471

* DMC, as part of its administrative services, pays operating expenses on behalf of each Fund and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, registration fees and trustees’ fees.

Notes to financial statements
Delaware multi-state funds

2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)

As provided in the investment management agreement, each Fund bears the cost of certain legal and tax services, including internal legal and tax services provided to each Fund by DMC and/or its affiliates’ employees. For the year ended August 31, 2008, each Fund was charged for internal legal and tax services provided by DMC and/or its affiliates’ employees as follows:

Delaware	Delaware	Delaware	Delaware	Delaware
Tax-Free	Tax-Free	Tax-Free	Tax-Free	Tax-Free
Arizona Fund	California Fund	Colorado Fund	Idaho Fund	New York Fund
$9,987	$6,655	$18,073	$6,173	$1,331

For the year ended August 31, 2008, DDLP earned commissions on sales of Class A shares for each Fund as follows:

Delaware	Delaware	Delaware	Delaware	Delaware
Tax-Free	Tax-Free	Tax-Free	Tax-Free	Tax-Free
Arizona Fund	California Fund	Colorado Fund	Idaho Fund	New York Fund
$18,914	$13,761	$24,075	$25,231	$2,625

For the year ended August 31, 2008, DDLP received gross CDSC commissions on redemption of each Fund’s Class A, Class B and Class C shares, and these commissions were entirely used to offset up-front commissions previously paid by DDLP to broker-dealers on sales of those shares. The amounts received were as follows:

	Delaware	Delaware	Delaware	Delaware	Delaware
	Tax-Free	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Arizona Fund	California Fund	Colorado Fund	Idaho Fund	New York Fund
Class A	$5,558	$17,593	$ —	$ —	$ —
Class B	11,430	4,413	1,222	1,369	310
Class C	1,861	1,894	—	599	506

Trustees’ fees include expenses accrued by each Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DSC and DDLP are officers and/or Trustees of the Trusts. These officers and Trustees are paid no compensation by each Fund.

3. Investments

For the year ended August 31, 2008, the Funds made purchases and sales of investment securities other than short-term investments as follows:

	Delaware	Delaware	Delaware	Delaware	Delaware
	Tax-Free	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Arizona Fund	California Fund	Colorado Fund	Idaho Fund	New York Fund
Purchases	$39,763,247	$31,348,807	$38,251,935	$10,895,625	$5,502,286
Sales	42,305,326	37,934,339	50,980,741	9,549,040	5,049,312

At August 31, 2008, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:

	Delaware	Delaware	Delaware	Delaware	Delaware
	Tax-Free	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Arizona Fund	California Fund	Colorado Fund	Idaho Fund	New York Fund
Cost of
investments	$137,327,738	$88,249,374	$241,593,686	$85,199,291	$17,956,253
Aggregate
unrealized
appreciation	$3,667,158	$2,259,472	$10,272,798	$2,212,589	$698,957
Aggregate
unrealized
depreciation	(1,991,743)	(2,681,790)	(4,753,891)	(1,219,494)	(249,589)
Net unrealized
appreciation
(depreciation)	$1,675,415	$(422,318)	$5,518,907	$993,095	$449,368

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended August 31, 2008 and 2007 was as follows:

	Delaware	Delaware	Delaware	Delaware	Delaware
	Tax-Free	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Arizona Fund	California Fund	Colorado Fund	Idaho Fund	New York Fund
Year ended 8/31/08
Tax-exempt
income	$5,547,778	$3,715,410	$10,556,654	$3,253,357	$718,577
Ordinary income	—	—	27,164	—	—
Total	$5,547,778	$3,715,410	$10,583,818	$3,253,357	$718,577

Year ended 8/31/07
Tax-exempt
income	$6,056,305	$4,052,743	$11,438,978	$3,149,577	$743,181

Notes to financial statements
Delaware multi-state funds

5. Components of Net Assets on a Tax Basis

As of August 31, 2008, the components of net assets on a tax basis were as follows:

	Delaware	Delaware	Delaware	Delaware	Delaware
	Tax-Free	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Arizona Fund	California Fund	Colorado Fund	Idaho Fund	New York Fund
Shares of beneficial
interest	$140,854,589	$90,504,007	$251,403,905	$88,210,657	$18,713,550
Distributions
payable	(134,206)	(83,775)	(245,832)	(79,466)	(17,774)
Undistributed
tax-exempt
income	134,206	85,075	245,832	68,165	17,122
Post-October
losses	(316,642)	(439,060)	(574,536)	(17,447)	(44,402)
Capital loss
carryforwards	(1,760,144)	(889,935)	(7,921,331)	(325,098)	(180,357)
Unrealized appreciation
(depreciation) of
Investments	1,675,415	(422,318)	5,518,907	993,095	449,368
Net assets	$140,453,218	$88,753,994	$248,426,945	$88,849,906	$18,937,507

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales and tax treatment of market discount and premium on debt instruments.

Post-October losses represent losses realized on investment transactions from November 1, 2007 through August 31, 2008 that, in accordance with federal income tax regulations, each Fund has elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of market discount and premium on certain debt instruments and capital loss carryforward expiration. Results of operations and net assets were not affected by these reclassifications. For the year ended August 31, 2008, the Funds recorded the following reclassifications:

	Delaware	Delaware	Delaware
	Tax-Free	Tax-Free	Tax-Free
	Arizona Fund	Colorado Fund	Idaho Fund
Undistributed (distributions in excess of)
net investment income	$—	$28,581	$(2,848)
Accumulated net realized
gain (loss)	301,055	(28,581)	2,848
Paid-in capital	(301,055)	—	—

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. In 2008, the Funds utilized capital losses carryforwards as follows:

	Delaware	Delaware
	Tax-Free	Tax-Free
	Arizona Fund	Idaho Fund
Capital loss carryforward utilized	$193,914	$73,639

In 2008, $301,055 of capital loss carryforwards expired for Delaware Tax-Free Arizona Fund.

Capital loss carryforwards remaining at August 31, 2008 will expire as follows:

	Delaware	Delaware	Delaware	Delaware	Delaware
Year of	Tax-Free	Tax-Free	Tax-Free	Tax-Free	Tax-Free
Expiration	Arizona Fund	California Fund	Colorado Fund	Idaho Fund	New York Fund
2009	$—	$662,241	$1,044,895	$77,838	$165,428
2010	—	—	—	166,949	—
2011	78,759	6,039	—	—	—
2012	1,681,385	—	4,571,043	—	—
2013	—	—	57,695	—	—
2014	—	—	2,203,520	23,435	—
2015	—	—	—	56,876	—
2016	—	221,655	44,178	—	14,929
Total	$1,760,144	$889,935	$7,921,331	$325,098	$180,357

Notes to financial statements
Delaware multi-state funds

6. Capital Shares

Transactions in capital shares were as follows:

	Delaware Tax-Free		Delaware Tax-Free		Delaware Tax-Free
	Arizona Fund		California Fund		Colorado Fund
	Year Ended		Year Ended		Year Ended
	8/31/08	8/31/07	8/31/08	8/31/07	8/31/08	8/31/07
Shares sold:
Class A	1,334,775	1,310,222	1,269,777	1,994,358	948,236	1,137,342
Class B	31	3,752	12,972	13,600	1	1,966
Class C	266,518	117,465	433,780	311,172	95,653	171,332

Shares issued upon reinvestment of dividends and distributions:
Class A	217,919	237,386	164,369	158,530	594,257	624,637
Class B	16,633	22,522	17,433	21,767	6,724	11,169
Class C	15,736	13,407	32,379	26,532	21,454	22,616
	1,851,612	1,704,754	1,930,710	2,525,959	1,666,325	1,969,062

Shares repurchased:
Class A	(1,740,104)	(1,775,471)	(2,161,501)	(1,870,154)	(2,487,354)	(2,190,306)
Class B	(257,420)	(350,624)	(271,127)	(490,356)	(130,940)	(260,676)
Class C	(164,512)	(158,370)	(299,668)	(236,524)	(139,008)	(150,438)
	(2,162,036)	(2,284,465)	(2,732,296)	(2,597,034)	(2,757,302)	(2,601,420)
Net decrease	(310,424)	(579,711)	(801,586)	(71,075)	(1,090,977)	(632,358)

	Delaware Tax-Free		Delaware Tax-Free
	Idaho Fund		New York Fund
	Year Ended		Year Ended
	8/31/08	8/31/07	8/31/08	8/31/07
Shares sold:
Class A	787,130	1,316,463	166,604	239,258
Class B	1	49,968	1,496	3,253
Class C	128,677	78,260	74,906	47,036

Shares issued upon reinvestment of dividends and distributions:
Class A	155,988	142,848	32,892	39,485
Class B	10,201	12,137	3,309	3,399
Class C	19,082	21,162	2,539	2,551
	1,101,079	1,620,838	281,746	334,982

Shares repurchased:
Class A	(736,838)	(736,545)	(148,374)	(121,595)
Class B	(88,298)	(218,716)	(64,544)	(67,503)
Class C	(151,455)	(248,413)	(85,398)	(38,590)
	(976,591)	(1,203,674)	(298,316)	(227,688)
Net increase (decrease)	124,488	417,164	(16,570)	107,294

For the years ended August 31, 2008 and 2007, the following shares and values were converted from Class B to Class A shares. The respective amounts are included in Class B redemptions and Class A subscriptions in the tables on the previous page and the statements of changes in net assets.

	Year Ended			Year Ended
	8/31/08			8/31/07
	Class B	Class A		Class B	Class A
	Shares	Shares	Value	Shares	Shares	Value
Delaware Tax-Free
Arizona Fund	29,536	29,541	$328,168	90,057	90,103	$1,014,108
Delaware Tax-Free
California Fund	79,561	79,848	881,603	190,729	191,399	2,178,747
Delaware Tax-Free
Colorado Fund	88,870	88,933	958,664	100,172	100,189	1,109,632
Delaware Tax-Free
Idaho Fund	43,828	43,749	496,288	96,877	96,752	1,103,521
Delaware Tax-Free
New York Fund	14,375	14,339	148,612	16,346	16,311	172,008

7. Line of Credit

Each Fund, along with certain other funds in the Delaware Investments® Family of Funds (Participants), participates in a $225,000,000 revolving line of credit with the Bank of New York Mellon (BNY Mellon) to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each Participant’s allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Funds had no amounts outstanding as of August 31, 2008, or at any time during the year then ended.

8. Credit and Market Risk

The Funds concentrate their investments in securities issued by municipalities. The value of these investments may be adversely affected by new legislation within the states, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. A real or perceived decline in creditworthiness of a bond insurer can have an adverse impact on the value of insured bonds held in the Fund. At August 31, 2008, 61% of the Delaware Tax-Free Arizona Fund’s net assets, 42% of the Delaware Tax-Free California Fund’s net assets, 52% of the Delaware Tax-Free Colorado Fund’s net assets, 45% of the Delaware Tax-Free Idaho Fund’s net assets and 25% of the Delaware Tax-Free New York Fund’s net assets were insured by bond insurers. These securities have been identified in the statements of net assets.

Notes to financial statements
Delaware multi-state funds

8. Credit and Market Risk (continued)

The Funds may invest in advanced refunded bonds, escrow secured bonds or defeased bonds. Under current federal tax laws and regulations, state and local government borrowers are permitted to refinance outstanding bonds by issuing new bonds. The issuer refinances the outstanding debt to either reduce interest costs or to remove or alter restrictive covenants imposed by the bonds being refinanced. A refunding transaction where the municipal securities are being refunded within 90 days from the issuance of the refunding issue is known as a “current refunding”. Advance refunded bonds are bonds in which the refunded bond issue remains outstanding for more than 90 days following the issuance of the refunding issue. In an advance refunding, the issuer will use the proceeds of a new bond issue to purchase high grade interest bearing debt securities which are then deposited in an irrevocable escrow account held by an escrow agent to secure all future payments of principal and interest and bond premium of the advance refunded bond. Bonds are “escrowed to maturity” when the proceeds of the refunding issue are deposited in an escrow account for investment sufficient to pay all of the principal and interest on the original interest payment and maturity dates.

Bonds are considered “pre-refunded” when the refunding issue’s proceeds are escrowed only until a permitted call date or dates on the refunded issue with the refunded issue being redeemed at the time, including any required premium. Bonds become “defeased” when the rights and interests of the bondholders and of their lien on the pledged revenues or other security under the terms of the bond contract and are substituted with an alternative source of revenues (the escrow securities) sufficient to meet payments of principal and interest to maturity or to the first call dates. Escrowed secured bonds will often receive a rating of AAA from Moody’s Investors Service, Inc., Standard & Poor’s Ratings Group, and/or Fitch Ratings due to the strong credit quality of the escrow securities and the irrevocable nature of the escrow deposit agreement.

Each Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair each Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, each Fund’s Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of each Fund’s limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Funds’ 15% limit on investments in illiquid securities. As of August 31, 2008, there were no Rule 144A securities. Illiquid securities have been identified on the statements of net assets.

9. Contractual Obligations

The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds’ existing contracts and expects the risk of loss to be remote.

10. Tax Information (Unaudited)

The information set forth below is for each Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended August 31, 2008, each Fund designates distributions paid during the year as follows:

	(A)
	Ordinary	(B)
	Income	Tax-Exempt	Total
	Distributions	Distributions	Distributions
	(Tax Basis)	(Tax Basis)	(Tax Basis)
Delaware Tax-Free Arizona Fund	—	100.00%	100.00%
Delaware Tax-Free California Fund	—	100.00%	100.00%
Delaware Tax-Free Colorado Fund	0.26%	99.74%	100.00%
Delaware Tax-Free Idaho Fund	—	100.00%	100.00%
Delaware Tax-Free New York Fund	—	100.00%	100.00%

(A) and (B) are based on a percentage of each Fund’s total distributions.

Report of independent
registered public accounting firm

To the Shareholders and Board of Trustees
Voyageur Insured Funds — Delaware Tax-Free Arizona Fund
Voyageur Mutual Funds — Delaware Tax-Free California Fund, Delaware Tax-Free Idaho
Fund, and Delaware Tax-Free New York Fund
Voyageur Mutual Funds II — Delaware Tax-Free Colorado Fund

We have audited the accompanying statements of net assets of Delaware Tax-Free Arizona Fund (the sole series of Voyageur Insured Funds), Delaware Tax-Free California Fund, Delaware Tax- Free Idaho Fund, and Delaware Tax-Free New York Fund (three of the series constituting Voyageur Mutual Funds) and Delaware Tax-Free Colorado Fund (the sole series of Voyageur Mutual Funds II) (the “Funds”) as of August 31, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2008 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Delaware Tax Free Arizona Fund of Voyageur Insured Funds, the Delaware Tax-Free California Fund, the Delaware Tax-Free Idaho Fund, and the Delaware Tax-Free New York Fund of Voyageur Mutual Funds, and the Delaware Tax-Free Colorado Fund of Voyageur Mutual Funds II at August 31, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
October 20, 2008

Other Fund information
Delaware multi-state funds

Board Consideration of Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Colorado Fund, Delaware Tax-Free Idaho Fund, and Delaware Tax-Free New York Fund Investment Advisory Agreement

At a meeting held on May 20-22, 2008 (the “Annual Meeting”), the Board of Trustees, including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreements for the Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Colorado Fund, Delaware Tax-Free Idaho Fund and Delaware Tax-Free New York Fund (each a “Fund” and collectively, the “Funds”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Fund performance, investment strategies and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory contracts. Information furnished specifically in connection with the renewal of the Investment Advisory Agreement with Delaware Management Company (“DMC”) included materials provided by DMC and its affiliates (“Delaware Investments”) concerning, among other things, the nature, extent and quality of services provided to the Funds, the costs of such services to the Funds, economies of scale and the financial condition and profitability of Delaware Investments. In addition, in connection with the Annual Meeting, the Board separately received and reviewed in February 2008 independent historical and comparative reports prepared by Lipper Inc. (“Lipper”), an independent statistical compilation organization. The Lipper reports compared each Fund’s investment performance and expenses with those of other comparable mutual funds. The independent Trustees reviewed the Lipper reports with Counsel to the Independent Trustees at the February 2008 Board Meeting and discussed such reports further with counsel earlier in the Annual Meeting. The Board requested and received certain information regarding Management’s policy with respect to advisory fee levels and its philosophy with respect to breakpoints; the structure of portfolio manager compensation; the investment manager’s profitability; and any constraints or limitations on the availability of securities in certain investment styles which might inhibit DMC’s ability to invest fully in accordance with Fund policies.

In considering information relating to the approval of each Fund’s advisory agreements, the independent Trustees received assistance and advice from and met separately with independent counsel. Although the Trustees gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board in its contract renewal considerations.

Nature, Extent and Quality of Service. The Board considered services provided by Delaware Investments® to the Funds and their shareholders. In reviewing the nature, extent and quality of services, the Board emphasized reports furnished to it throughout the year at regular Board Meetings covering matters such as the relative performance of the Funds, compliance of portfolio managers with the investment policies, strategies and restrictions for the Funds, the compliance of management personnel with the Code of Ethics adopted throughout the Delaware Investments Family of Funds complex and the adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Funds’ investment advisor and the emphasis placed on research in the investment process.

Favorable consideration was given to DMC’s efforts to maintain expenditures and, in some instances, increase financial and human resources committed to fund matters. The Board also considered the transfer agent and shareholder services provided to Fund shareholders by Delaware Investments’ affiliate, Delaware Service Company, Inc. (“DSC”), noting DSC’s commitment to maintain a high level of service as well as Delaware Investments’ expenditures to improve the delivery of shareholder services. During 2007 Management commenced the outsourcing of certain investment accounting functions that are expected to improve further the quality and the cost of delivering investment accounting services to the Funds. The Board once again noted the benefits provided to Fund shareholders by being part of the Delaware Investments® Family of Funds, including each shareholder’s ability to exchange an investment in one Delaware Investments fund for the same class of shares in another Delaware Investments fund without a sales charge, to reinvest Fund dividends into additional shares of the Funds or into additional shares of other Delaware Investments funds and the privilege to combine holdings in other Delaware Investments funds to obtain a reduced sales charge. The Board was satisfied with the nature, extent and quality of the overall services provided by Delaware Investments.

Investment Performance. The Board considered the overall investment performance of DMC and the Funds. The Board placed significant emphasis on the investment performance of the Funds in view of its importance to shareholders. Although the Board gave appropriate consideration to performance reports and discussions with portfolio managers at Board meetings throughout the year, the Board gave particular weight to the Lipper reports furnished for the Annual Meeting. The Lipper reports prepared for each Fund showed the investment performance of its Class A shares in comparison to a group of similar funds as selected by Lipper (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest, ranked last. The highest/ best performing 25% of funds in the Performance Universe make up the first quartile; the next 25% — the second quartile; the next 25% — the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for each Fund was shown for the past one-, three-, five- and ten-year periods ended December 31, 2007. The Board’s objective is that each Fund’s performance for the periods considered be at or above the median of its Performance Universe. The Trustees complimented Management on navigating the Delaware Investments Family of Funds fixed income funds through the turbulent financial markets since 2007 without incurring a major difficulty. The following paragraphs summarize the performance results for each Fund and the Board’s view of such performance.

Delaware Tax-Free Arizona Fund — The Performance Universe for the Fund consisted of the Fund and all retail and institutional Arizona municipal debt funds as selected by Lipper. The Lipper report comparison showed that the Fund’s total return for the one-year period was in the third quartile of its Performance Universe. The report further showed that the Fund’s total return for the three- and five-year periods was in the second quartile and the Fund’s total return for the ten-year period was in the first quartile. The Board noted that the Fund’s performance results were mixed but overall tended toward above median, which was acceptable.

Other Fund information
Delaware multi-state funds

Board Consideration of Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Colorado Fund, Delaware Tax-Free Idaho Fund, and Delaware Tax-Free New York Fund Investment Advisory Agreement (continued)

Delaware Tax-Free California Fund — The Performance Universe for the Fund consisted of the Fund and all retail and institutional California municipal debt funds as selected by Lipper. The Lipper report comparison showed that the Fund’s total return for the one-year period was in the third quartile of its Performance Universe. The report further showed that the Fund’s total return for the three-year period was in the second quartile and the Fund’s total return for the five- and ten-year periods was in the first quartile. The Board noted that the Fund’s performance results were mixed but on an overall basis, above median, which was acceptable.

Delaware Tax-Free Colorado Fund — The Performance Universe for the Fund consisted of the Fund and all retail and institutional Colorado municipal debt funds as selected by Lipper. The Lipper report comparison showed that the Fund’s total return for the one- and ten-year periods was in the second quartile of its Performance Universe. The report further showed that the Fund’s total return for the three- and five-year periods was in the first quartile. The Board was satisfied with performance.

Delaware Tax-Free Idaho Fund — The Performance Universe for the Fund consisted of the Fund and all retail and institutional other state municipal debt funds as selected by Lipper. The Lipper report comparison showed that the Fund’s total return for the one-, three-, five- and ten-year periods was in the first quartile of its Performance Universe. The Board was very satisfied with performance.

Delaware Tax-Free New York Fund — The Performance Universe for the Fund consisted of the Fund and all retail and institutional New York municipal debt funds as selected by Lipper. The Lipper report comparison showed that the Fund’s total return for the one-year period was in the second quartile of its Performance Universe. The report further showed that the Fund’s total return for the three-, five- and ten-year periods was in the first quartile. The Board was satisfied with performance.

Comparative Expenses. The Board considered expense comparison data for the Delaware Investments® Family of Funds. Management provided the Board with information on pricing levels and fee structures for the Funds as of October 31, 2007 and the most recent fiscal year end for comparative funds as of August 31, 2007 or earlier. For any fund with a fiscal year end after August 31, 2007, such fund’s expense data were measured as of its fiscal year end for 2006. The Board focused on the comparative analysis of the effective management fees and total expense ratios of each Fund versus the effective management fees and expense ratios of a group of similar funds as selected by Lipper (the “Expense Group”). In reviewing comparative costs, each Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees

(as reported by each fund) of other funds within the Expense Group, taking into account any applicable breakpoints and fee waivers. Each Fund’s total expenses were also compared with those of its Expense Group. The Lipper total expenses, for comparative consistency, were shown by Lipper for Class A shares and comparative total expenses including 12b-1 and non-12b-1 service fees. The Board also considered fees paid to Delaware Investments for non-management services. The Board noted its objective to limit each Fund’s total expense ratio to be competitive with that of the Expense Group. The following paragraphs summarize the expense results for each Fund and the Board’s view of such expenses.

Delaware Tax-Free Arizona Fund — The expense comparisons for the Fund showed that its actual management fee and total expenses were in the quartile with the second lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Fund in comparison to its Expense Group as shown in the Lipper report.

Delaware Tax-Free California Fund — The expense comparisons for the Fund showed that its actual management fee and total expenses were in the quartile with the second highest expenses of its Expense Group. The Board noted that the Fund’s total expenses were not in line with the Board’s objective. In evaluating the total expenses, the Board considered waivers in place through December 2008 and recent initiatives implemented by Management, such as the outsourcing of certain transfer agency and investment accounting services, creating an opportunity for a reduction in expenses. The Board was satisfied with Management’s efforts to improve the Fund’s total expense ratio and bring it in line with the Board’s objective.

Delaware Tax-Free Colorado Fund — The expense comparisons for the Fund showed that its actual management fee was in the quartile with the second highest expenses of its Expense Group and its total expenses were in the quartile with the highest expenses of its Expense Group. The Board noted that the Fund’s total expenses were not in line with the Board’s objective. In evaluating the total expenses, the Board considered waivers in place through December 2008 and recent initiatives implemented by Management, such as the outsourcing of certain transfer agency and investment accounting services, creating an opportunity for a reduction in expenses. Consequently, the Board was satisfied with Management’s efforts to improve the Fund’s total expense ratio and bring it in line with the Board’s objective.

Delaware Tax-Free Idaho Fund — The expense comparisons for the Fund showed that its actual management fee and total expenses were in the quartile with the second lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Fund in comparison to its Expense Group as shown in the Lipper report.

Other Fund information
Delaware multi-state funds

Board Consideration of Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Colorado Fund, Delaware Tax-Free Idaho Fund, and Delaware Tax-Free New York Fund Investment Advisory Agreement (continued)

Delaware Tax-Free New York Fund — The expense comparisons for the Fund showed that its actual management fee was in the quartile with the lowest expenses of its Expense Group and its total expenses were in the quartile with the second lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Fund in comparison to its Expense Group as shown in the Lipper report.

Management Profitability. The Board considered the level of profits realized by Delaware Investments in connection with the operation of the Funds. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of Delaware Investments’ business in providing management and other services to each of the individual funds and the Delaware Investments® Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of Delaware Investments, to a certain extent, reflect operational cost savings and efficiencies initiated by Delaware Investments. The Board considered Delaware Investments’ efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide SEC initiatives. The Board also considered the extent to which Delaware Investments might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments Family of Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. The Board found that the management fees were reasonable in light of the services rendered and the level of profitability of Delaware Investments.

Economies of Scale. The Trustees considered whether economies of scale are realized by Delaware Investments as each Fund’s assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the standardized advisory fee pricing and structure, approved by the Board and shareholders, which includes breakpoints. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee than would otherwise be the case on all assets when the asset levels specified are exceeded. The Board noted that the fee under each Fund’s management contract fell within the standard structure. Although each Fund has not reached a size at which it can take advantage of breakpoints, the Board recognized that the fee was structured so that when the Fund grows, economies of scale may be shared.

Fund management

Joseph R. Baxter
Senior Vice President, Head of Municipal Bond Department, Senior Portfolio Manager
Joseph R. Baxter is the head of the municipal bond department and is responsible for setting the department’s investment strategy. He is also a co-portfolio manager of the firm’s municipal bond funds and several client accounts. Before joining Delaware Investments in 1999, he held investment positions with First Union, most recently as a municipal portfolio manager with the Evergreen Funds. Baxter received a bachelor’s degree in finance and marketing from La Salle University.

Robert F. Collins, CFA
Senior Vice President, Senior Portfolio Manager
Robert F. Collins is a member of the firm’s municipal fixed income portfolio management team with primary responsibility for portfolio construction and strategic asset allocation. He is a co-portfolio manager of several of the firm’s municipal bond funds and client accounts. Prior to joining Delaware Investments in 2004, he spent five years as a co-manager of the municipal portfolio management group within PNC Advisors, where he oversaw the tax-exempt investments of high net worth and institutional accounts. Before that, he headed the municipal fixed income team at Wilmington Trust, where he managed funds and high net worth accounts. Collins earned a bachelor’s degree in economics from Ursinus College, and he is also a former president of The Financial Analysts of Wilmington, Delaware.

Stephen J. Czepiel
Senior Vice President, Senior Portfolio Manager
Stephen J. Czepiel is a member of the firm’s municipal fixed income portfolio management team with primary responsibility for portfolio construction and strategic asset allocation. He is a co-portfolio manager of the firm’s municipal bond funds and client accounts. He joined Delaware Investments in July 2004 as a senior bond trader. Previously, he was vice president at both Mesirow Financial and Loop Capital Markets. He began his career in the securities industry in 1982 as a municipal bond trader at Kidder Peabody and now has more than 20 years of experience in the municipal securities industry. Czepiel earned his bachelor’s degree in finance and economics from Duquesne University.

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Interested Trustees

Patrick P. Coyne[1]	Chairman, President,	Chairman and Trustee
2005 Market Street	Chief Executive Officer,	since August 16, 2006
Philadelphia, PA 19103	and Trustee
April 1963		President and
Chief Executive Officer
since August 1, 2006

Independent Trustees

Thomas L. Bennett	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
October 1947

1 Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.

for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Patrick P. Coyne has served in	84	Director
various executive capacities		Kaydon Corp.
at different times at
Delaware Investments.[2]		Board of Governors Member
Investment Company
Institute (ICI)
(2007–Present)

Member of Investment Committee
Cradle of Liberty Council, BSA
(November 2007–Present)

Finance Committee Member
St. John Vianney
Roman Catholic Church
(2007–Present)

Private Investor	84	Director
(March 2004–Present)		Bryn Mawr Bank Corp. (BMTC)
(April 2007–Present)
Investment Manager
Morgan Stanley & Co.		Chairman of Investment
(January 1984–March 2004)		Committee
The Haverford School
(2002–Present)

Chairman of
Investment Committee
Pennsylvania Academy of
Fine Arts (2007–Present)
Trustee (2004–Present)

2 Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)

Thomas L. Bennett
(continued)

John A. Fry	Trustee	Since January 2001
2005 Market Street
Philadelphia, PA 19103
May 1960

Anthony D. Knerr	Trustee	Since April 1990
2005 Market Street
Philadelphia, PA 19103
December 1938

Lucinda S. Landreth	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
June 1947

Ann R. Leven	Trustee	Since October 1989
2005 Market Street
Philadelphia, PA 19103
November 1940

Thomas F. Madison	Trustee	Since May 1997[3]
2005 Market Street
Philadelphia, PA 19103
February 1936

3 In 1997, several funds managed by Voyageur Fund Managers, Inc. (the “Voyageur Funds”) were incorporated into the Delaware Investments Family of Funds. Mr. Madison served as a director of the Voyageur Funds from 1993 until 1997.

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Investment Committee
Member
Pennsylvania Horticultural
Society
(February 2006–Present)

President	84	Director
Franklin & Marshall College		Community Health Systems
(June 2002–Present)
Director
Executive Vice President		Allied Barton
University of Pennsylvania		Security Holdings
(April 1995–June 2002)

Founder and	84	None
Managing Director
Anthony Knerr & Associates
(Strategic Consulting)
(1990–Present)

Chief Investment Officer	84	None
Assurant, Inc. (Insurance)
(2002–2004)

Consultant	84	Director and Audit
ARL Associates		Committee Chair
(Financial Planning)		Systemax, Inc.
(1983–Present)

President and	84	Director and Chair of
Chief Executive Officer		Compensation Committee,
MLM Partners, Inc.		Governance Committee
(Small Business Investing		Member
and Consulting)		CenterPoint Energy
(January 1993–Present)

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)

Thomas F. Madison
(continued)

Janet L. Yeomans	Trustee	Since April 1999
2005 Market Street
Philadelphia, PA 19103
July 1948

J. Richard Zecher	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
July 1940

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Lead Director and Chair of
Audit and Governance
Committees, Member of
Compensation Committee
Digital River, Inc.

Director and Chair of
Governance Committee,
Audit Committee
Member
Rimage Corporation

Director and Chair of
the Compensation Committee
Spanlink Communications

Lead Director and Chair of
Compensation and
Governance Committees
Valmont Industries, Inc.

Vice President and Treasurer	84	None
(January 2006–Present)
Vice President — Mergers & Acquisitions
(January 2003–January 2006), and
Vice President
(July 1995–January 2003)
3M Corporation

Founder	84	Director and Audit
Investor Analytics		Committee Member
(Risk Management)		Investor Analytics
(May 1999–Present)
Director and Audit
Founder		Committee Member
Sutton Asset Management		Oxigene, Inc.
(Hedge Fund)
(September 1996–Present)

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Officers

David F. Connor	Vice President,	Vice President since
2005 Market Street	Deputy General	September 2000
Philadelphia, PA 19103	Counsel, and Secretary	and Secretary since
December 1963		October 2005

Daniel V. Geatens	Vice President	Treasurer
2005 Market Street	and Treasurer	since October 25, 2007
Philadelphia, PA 19103
October 1972

David P. O’Connor	Senior Vice President,	Senior Vice President,
2005 Market Street	General Counsel,	General Counsel, and
Philadelphia, PA 19103	and Chief Legal Officer	Chief Legal Officer
February 1966		since October 2005

Richard Salus	Senior Vice President	Chief Financial Officer
2005 Market Street	and Chief Financial Officer	since November 2006
Philadelphia, PA 19103
October 1963

4 David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

	Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

David F. Connor has served as	84	None[4]
Vice President and Deputy
General Counsel of
Delaware Investments
since 2000.

Daniel V. Geatens has served	84	None[4]
in various capacities at
different times at
Delaware Investments.

David P. O’Connor has served in	84	None[4]
various executive and legal
capacities at different times
at Delaware Investments.

Richard Salus has served in	84	None[4]
various executive capacities
at different times at
Delaware Investments.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

About the organization

This annual report is for the information of Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Colorado Fund, Delaware Tax-Free Idaho Fund, and Delaware Tax-Free New York Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Colorado Fund, Delaware Tax-Free Idaho Fund, and Delaware Tax-Free New York Fund and the Delaware Investments® Fund profile for the most recently completed calendar quarter. These documents are available at www.delawareinvestments.com. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the investment company. You should read the prospectus carefully before you invest. The figures in this report represent past results that are not a guarantee of future results. The return and principal value of an investment in the investment company will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of trustees

Patrick P. Coyne	Ann R. Leven
Chairman, President, and	Consultant
Chief Executive Officer	ARL Associates
Delaware Investments Family of Funds	New York, NY
Philadelphia, PA
Thomas F. Madison
Thomas L. Bennett	President and Chief Executive Officer
Private Investor	MLM Partners, Inc.
Rosemont, PA	Minneapolis, MN

John A. Fry	Janet L. Yeomans
President	Vice President and Treasurer
Franklin & Marshall College	3M Corporation
Lancaster, PA	St. Paul, MN

Anthony D. Knerr	J. Richard Zecher
Founder and Managing Director	Founder
Anthony Knerr & Associates	Investor Analytics
New York, NY	Scottsdale, AZ

Lucinda S. Landreth
Former Chief Investment Officer
Assurant, Inc.
Philadelphia, PA

Affiliated officers	Contact information

David F. Connor	Investment manager
Vice President, Deputy General Counsel, and	Delaware Management Company, a series of
Secretary	Delaware Management Business Trust
Delaware Investments® Family of Funds	Philadelphia, PA
Philadelphia, PA
National distributor
Daniel V. Geatens	Delaware Distributors, L.P.
Vice President and Treasurer	Philadelphia, PA
Delaware Investments Family of Funds
Philadelphia, PA	Shareholder servicing, dividend disbursing,
and transfer agent
David P. O’Connor	Delaware Service Company, Inc.
Senior Vice President, General Counsel,	2005 Market Street
and Chief Legal Officer	Philadelphia, PA 19103-7094
Delaware Investments Family of Funds
Philadelphia, PA	For shareholders
800 523-1918
Richard Salus
Senior Vice President and	For securities dealers and financial
Chief Financial Officer	institutions representatives only
Delaware Investments Family of Funds	800 362-7500
Philadelphia, PA
Web site
www.delawareinvestments.com

Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries.

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Forms N-Q, as well as a description of the policies and procedures that each Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the Commission’s Web site at www.sec.gov. In addition, a description of the policies and procedures that each Fund uses to determine how to vote proxies (if any) relating to portfolio securities and each Fund’s Schedule of Investments are available without charge on each Fund’s Web site at www.delawareinvestments.com. Each Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how each Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through each Fund’s Web site at www.delawareinvestments.com; and (ii) on the Commission’s Web site at www.sec.gov.

Item 2. Code of Ethics

     The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on Delaware Investments’ internet website at www.delawareinvestments.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this website within five business days of such amendment or waiver and will remain on the website for at least 12 months.

Item 3. Audit Committee Financial Expert

     The registrant’s Board of Trustees/Directors has determined that each member of the registrant’s Audit Committee is an audit committee financial expert, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

     a. An understanding of generally accepted accounting principles and financial statements;

     b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

     c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

     d. An understanding of internal controls and procedures for financial reporting; and

     e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

     a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

     b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

     c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

     d. Other relevant experience.

     The registrant’s Board of Trustees/Directors has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

     The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

     Thomas L. Bennett1
     Thomas F. Madison
     Janet L. Yeomans1
     J. Richard Zecher

Item 4. Principal Accountant Fees and Services

     (a) Audit fees.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $14,300 for the fiscal year ended August 31, 2008.

_______________________
1 The instructions to Form N-CSR require disclosure on the relevant experience of persons who qualify as audit committee financial experts based on “other relevant experience.” The Board of Trustees/Directors has determined that Mr. Bennett qualifies as an audit committee financial expert by virtue of his education, Chartered Financial Analyst designation, and his experience as a credit analyst, portfolio manager and the manager of other credit analysts and portfolio managers. The Board of Trustees/Directors has determined that Ms. Yeomans qualifies as an audit committee financial expert by virtue of her education and experience as the Treasurer of a large global corporation.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $14,000 for the fiscal year ended August 31, 2007.

     (b) Audit-related fees.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended August 31, 2008.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $19,074 for the registrant’s fiscal year ended August 31, 2008. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: issuance of report concerning transfer agent's system of internal accounting control pursuant to Rule 17Ad-13 of the Securities Exchange Act.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended August 31, 2007.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $13,400 for the registrant’s fiscal year ended August 31, 2007. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: issuance of report concerning transfer agent's system of internal accounting control pursuant to Rule 17Ad-13 of the Securities Exchange Act.

     (c) Tax fees.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $3,750 for the fiscal year ended August 31, 2008. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended August 31, 2008.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $3,950 for the fiscal year ended August 31, 2007. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended August 31, 2007.

     (d) All other fees.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended August 31, 2008.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended August 31, 2008.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended August 31, 2007.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended August 31, 2007.

     (e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Investments Family of Funds.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $25,000 per Fund
Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters	up to $10,000 per Fund
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)	up to $25,000 in the aggregate
Audit-Related Services
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)	up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

     Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

     The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

     (f) Not applicable.

     (g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $255,752 and $252,638 for the registrant’s fiscal years ended August 31, 2008 and August 31, 2007, respectively.

     (h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

     Not applicable.

Item 6. Investments

     (a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

     (b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

     Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

     Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

     Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

     Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

     Not applicable.

Item 11. Controls and Procedures

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant’s fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) (1) Code of Ethics

     Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

     Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

Name of Registrant: VOYAGEUR INSURED FUNDS

PATRICK P. COYNE
By:	Patrick P. Coyne
Title:	Chief Executive Officer
Date:	November 5, 2008

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

PATRICK P. COYNE
By:	Patrick P. Coyne
Title:	Chief Executive Officer
Date:	November 5, 2008

RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	November 5, 2008